                                  SCHEDULE 14A
                                   (Rule 14a)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                           PACIFIC INNOVATIONS TRUST
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                           PACIFIC INNOVATIONS TRUST
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ---------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ---------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ---------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ---------------------------------------------------------------------
     (5)  Total fee paid:

          ---------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ---------------------------------------------------------------------
     (2)  Form, Schedule or Registration Statement No.:

          ---------------------------------------------------------------------
     (3)  Filing Party:

          ---------------------------------------------------------------------
     (4)  Date Filed:

          ---------------------------------------------------------------------

PACIFIC LIFE INSURANCE COMPANY


                                                                    May 21, 1998

Dear Variable Contract Owner:

We are pleased to enclose a Notice and Proxy Statement for the Special Meeting of the shareholders (the "Meeting") of the Money Market Fund, Managed Bond Fund, Capital Income Fund, Blue Chip Fund, Mid-Cap Equity Fund, Aggressive Growth Fund and International Fund (each a "Fund" and collectively the "Funds") of the Pacific Innovations Trust, a Delaware Business Trust (the "Trust"), along with your voting instruction(s)/proxy card(s).

The Meeting is scheduled to be held at 9:00 a.m. Eastern Standard Time, on Monday, June 26, 1998 at the offices of the Funds, 400 Bellevue Parkway, Wilmington, Delaware. Please take the time to read the Proxy Statement and cast your vote, since it covers matters that are important to each Fund and to you as owner of a Pacific Innovations variable contract ("Contract") having an interest in one or more of the Funds. As all or part of your Contract value was allocated to one or more of the accounts on the record date, May 6, 1998, you are entitled to receive information and provide voting instructions to Pacific Life Insurance Company ("Pacific Life") on issues placed before the shareholders of each Fund. You can give voting instructions to Pacific Life based on the number of shares in the Funds in which you had an interest on the record date which are shares shown on the enclosed voting instruction(s)/proxy card(s).

The purpose of the Meeting is: (1) to elect seven (7) Trustees to the Board of Trustees; (2) to approve a new management agreement between the Trust and Bank of America National Trust and Savings Association ("Bank of America"); (3) to approve a new sub-advisory agreement between Bank of America and Scudder Kemper Investments, Inc. (Managed Bond Fund only); (4) to approve a new sub-advisory agreement between Bank of America and Wellington Management Company, LLP (International Fund only); and (5) to approve the selection of Price Waterhouse LLP as the Trust's independent auditors for the current fiscal year. The election of Trustees to the Board of the Trust is being sought in connection with a proposed restructuring of the boards of all the funds managed by Bank of America. The approval of the management agreement and sub-advisory agreements are being sought in connection with the planned merger of BankAmerica Corporation, Bank of America's parent, and NationsBank Corp. as described in the attached proxy statement, which may result in their assignment under the Investment Company Act of 1940 and their termination. The Board of Trustees has voted to approve proposals 2 through 5 and to recommend that shareholders elect each nominee for Trustee and approve proposals 2 through 5 as described in the attached Proxy Statement.

Pacific Life will vote shares of the Funds held by each separate Subaccount according to instructions received from Contract owners having an interest in the Funds. If you do not give voting instructions to Pacific Life, the shares in which you have an interest will be voted in proportion to the responses received from other Contract owners having an interest in the Funds. As provided in the proxy statement, the Funds' shares attributed to investment by Pacific Life's subsidiary will also be voted in proportion to the vote by Contract owners.

Please complete and return the voting instruction(s)/proxy card(s) in the enclosed postage-paid envelope if you want to exercise your voting rights. You may also give voting instructions in person at the Special Meeting of Shareholders. We appreciate your participation and prompt response in this matter and thank you for your continued support.


Sincerely,

Thomas C. Sutton
Chairman of the Board and Chief Executive Officer

                           PACIFIC INNOVATIONS TRUST

                             400 BELLEVUE PARKWAY
                          WILMINGTON, DELAWARE 19809

       MONEY MARKET FUND                             MID-CAP EQUITY FUND
       MANAGED BOND FUND                             AGGRESSIVE GROWTH FUND
       CAPITAL INCOME FUND                           INTERNATIONAL FUND
       BLUE CHIP FUND

NOTICE OF SPECIAL MEETING
OF SHAREHOLDERS

JUNE 26, 1998

May 21, 1998

To the Shareholders:

You are invited to attend a Special Meeting (the "Meeting") of the shareholders of the Money Market Fund, Managed Bond Fund, Capital Income Fund, Blue Chip Fund, Mid-Cap Equity Fund, Aggressive Growth Fund, and International Fund (each a "Fund" and collectively the "Funds") of the Pacific Innovations Trust, a Delaware Business Trust (the "Trust"). The Meeting will be held at the offices of the Trust, 400 Bellevue Parkway, Wilmington, Delaware, on Monday, June 26, 1998, at 9:00 a.m., Eastern Standard Time, for the following purposes and to transact such other business, if any, as may properly come before the Meeting:

         1.       To elect seven (7) Trustees to the Board of Trustees;

         2. To approve a new Management Agreement between the Trust and Bank of America National Trust and Savings Association in connection with the merger of BankAmerica Corporation and NationsBank Corporation;

         3. To approve a new Sub-Advisory Agreement between Bank of America National Trust and Savings Association and Scudder Kemper Investments, Inc. (Managed Bond Fund only) in connection with the merger of BankAmerica Corporation and NationsBank Corporation;

         4. To approve a new Sub-Advisory Agreement between Bank of America National Trust and Savings Association and Wellington Management Company, LLP (International Fund only) in connection with the merger of BankAmerica Corporation and NationsBank Corporation;

         5. To approve the selection of Price Waterhouse LLP as independent auditors for the current fiscal year.

The Board of Trustees of the Trust has fixed the close of business on May 6, 1998 as the record date for determining the shareholders of the Funds entitled to notice of and to vote at the Meeting. Shareholders are entitled to one vote for each share of each Fund held.

PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED VOTING
INSTRUCTION(S)/PROXY CARD(S). SIGN, DATE AND RETURN IT IN THE ENVELOPE PROVIDED. PLEASE MAIL YOUR VOTING INSTRUCTION(S)/PROXY CARD(S) PROMPTLY.


Cathy G. O'Kelly
Secretary

                            PACIFIC INNOVATIONS TRUST

                              400 BELLEVUE PARKWAY
                           WILMINGTON, DELAWARE 19809

            MONEY MARKET FUND                       MID-CAP EQUITY FUND
            MANAGED BOND FUND                       AGGRESSIVE GROWTH FUND
            CAPITAL INCOME FUND                     INTERNATIONAL FUND
            BLUE CHIP FUND



                                 PROXY STATEMENT

GENERAL


This Proxy Statement is furnished in connection with the solicitation by the Board of Trustees (the "Board") of the Money Market Fund, Managed Bond Fund, Capital Income Fund, Blue Chip Fund, Mid-Cap Equity Fund, Aggressive Growth Fund, and International Fund (each a "Fund" and collectively the "Funds") of the Pacific Innovations Trust, a Delaware Business Trust (the "Trust"), of proxies to be voted at the Special Meeting of Shareholders of the Trust to be held on Monday, June 26, 1998, and any and all adjournments thereof (the "Meeting"). The date of the first mailing of the Notice, Proxy Statement and the accompanying voting instruction(s)/proxy card(s) will be on or about May 18, 1998.

INTRODUCTION

On April 13, 1998, BankAmerica Corporation ("BankAmerica") and NationsBank Corporation ("NationsBank") announced a definitive agreement to merge and form a new holding company to be named BankAmerica Corporation (the "Merger"). The Merger is anticipated to close by the end of 1998, however, it is subject to a number of approvals including shareholder and regulatory approvals.

Bank of America National Trust and Savings Association ("Bank of America"), a subsidiary of BankAmerica and the investment adviser to the Funds, will continue to serve as investment adviser to the Funds after the Merger. The Merger, however, represents a change in ownership of the parent corporation of Bank of America and, as such, may have the effect under the Investment Company Act of 1940 (the "1940 Act") of terminating the Management Agreement between the Trust and Bank of America (the "Current Management Agreement") and the Sub-Advisory Agreement between Bank of America and Scudder Kemper Investments, Inc. ("Scudder Kemper") on behalf of the Managed Bond Fund, and the Sub-Advisory Agreement between Bank of America and Wellington Management Company LLP ("Wellington Management") on behalf of the International Fund (collectively, the "Current Sub-Advisory Agreements") at the date of the consummation of the Merger.

As a consequence of the Merger and in order to facilitate the investment management of the Funds, the Board of Directors (the "Board") has proposed for your approval a new management agreement with Bank of America and new sub-advisory agreements with Scudder Kemper and Wellington Management (each a "Sub-Advisor"). Except as further discussed below, the terms of the new management agreement and sub-advisory agreements are substantially the same as the current agreements. In addition, the advisory fees provided for in the current agreements will remain the same and not change in the new management and sub-advisory agreements. The election of trustees and approval of the selection of accountants are also on the agenda for the Meeting.

                        PROPOSAL 1: ELECTION OF TRUSTEES


INTRODUCTION. At the Meeting, shareholders of each Fund will be asked to consider the election of seven (7) Trustees, who will constitute the entire Board of the Trust. The election of the seven (7) Trustees is part of a restructuring of the boards of the registered investment companies advised by Bank of America (the "Bank of America Complex") into essentially the same board for each investment company in the Bank of America Complex. The Board concluded that the election of common board members to all funds in the Bank of America Complex will result in a number of benefits including the following: (1) the new Board would be better positioned to provide effective oversight in that its members would have detailed information about all of the funds in the Bank of America Complex; (2) by bringing together members of the boards of Bank of America sponsored funds, the new Board would have a more complete historical background of the Bank of America Complex; (3) the Funds would benefit from reduced expenses resulting from the elimination of multiple Board meetings and the spreading of meeting costs among all funds in the Bank of America Complex; and (4) communications between the new Board and management should be more effective given the reduction in the time and effort required by management to keep multiple boards informed and to be responsive to multiple boards' needs.

The Board, at a meeting on April 29, 1998, unanimously approved the proposed restructuring of the Board. Therefore, the Board is proposing that, at the Meeting shareholders elect the seven (7) Trustees listed below to serve as Trustees of the Trust. Also, at a meeting on April 2, 1998, the Board unanimously approved amendments to the Declaration of Trust which changed the provisions regarding the term of office for a Trustee such that a Trustee's term would not automatically end on the attainment of age 72 and that a Trustee's term would end upon the election of his or her successor at a shareholders meeting called for the purpose of electing Trustees. All of the nominees are proposed to serve on each of the Bank of America Complex fund boards with the exception of Mr. Joanning, who currently serves and is proposed to continue serving only on the Board of the Trust. Messrs. Edward S. Bottum, William P. Carmichael, Robert E. Greeley, and Harold T. Joanning were elected to the Board of the Trust by the initial shareholder of the Trust on February 27, 1997. Messrs. Collins, Fletcher and Pings are recommended for election by shareholders for the first time. The Board and management wish to express their great appreciation to Mr. Privat, a current Board member who will not continue on the Board, for his contributions to the Trust.


TRUSTEES. It is intended that the voting instructions/proxies will be voted for the election of the nominees for election as Trustee described in the table below. All of the nominees have consented to serve as Trustees of the Trust, if elected. In case any nominee shall be unable or shall fail to act as a Trustee by virtue of an unexpected occurrence, the voting instructions/proxies may be voted for such other person(s) as shall be determined by the persons acting under the voting instructions/proxies in their discretion.



                                     NAME, AGE, PRINCIPAL                                          YEAR FIRST BECAME
                                 OCCUPATION AND AFFILIATIONS                                           A TRUSTEE
                                 ---------------------------                                           ---------

Edward S. Bottum (64)                                                                                    1996
   Managing Director, Chase Franklin Corporation (venture capital firm) (since 1990);
   Director, Kellwood Corporation (woman's apparel manufacturer); Trustee, Time Horizon
   Funds (since 1995); formerly Vice Chairman of Continental Bank N.A. (retired 1990);
   formerly Trustee, 231 Funds (registered investment company)  (1993 to 1995).

William P. Carmichael (54)                                                                               1996
   Formerly Senior Vice President, Sara Lee Corporation (1991 to 1993); formerly Treasurer,
   Senior Vice President and Chief Financial Officer, Beatrice Company (1987 to 1990),
   Trustee, Time Horizon Funds (since 1995); formerly Trustee, 231 Funds (1993 to 1995)
   (registered investment company); Director, Cobra Electronics Corporation; Director,
   The Hain Food Group, Inc.


                      NAME, AGE, PRINCIPAL                                                        YEAR FIRST BECAME
                  OCCUPATION AND AFFILIATIONS                                                         A TRUSTEE
                  ---------------------------                                                         ---------
Thomas M. Collins (64)                                                                                 Nominee
   Of counsel, law firm of McDermott & Trayner; Partner of the law firm of Musick, Peeler & Garrett (until 1993); Chairman of the Board and Trustee,
   Master Investment Trust, Series I (registered investment company) (since
   1993); Director and former President and Chairman of the Board of Pacific
   Horizon Funds, Inc. (1982 to 1995); former Chairman and Trustee, Master
   Investment Trust, Series II (registered investment company) (1993 to 1997);
   former Director, Bunker Hill Income Securities, Inc. (registered investment company) (through 1991).

Douglas B. Fletcher (73)                                                                                Nominee
   Chairman of the Board and Chief Executive Officer, Fletcher Capital Advisors,
   Incorporated (registered investment advisor) (since 1991); Director, Pacific Horizon
   Funds, Inc. (since 1985); Partner, Newport Partners (private venture capital firm) (since
   1981); Director, FCA Securities, Inc. (registered broker/dealer) (since 1993); formerly
   Chairman of the Board and Chief Executive Officer, First Pacific Advisors, Inc.
   (registered investment adviser) and seven investment companies under its management
   (prior to 1983); former Allied Member, New York Stock Exchange; Chairman of the
   Board of FPA Paramount Fund, Inc. (through 1984); Chairman, TIS Mortgage Investment
   Company (real estate investment trust) (since 1988); Trustee and former Vice Chairman of the Board, Claremont McKenna College; Chartered Financial Analyst.

*Robert E. Greeley (66)                                                                                  1996
   Chairman, Page Mill Asset Management (a private investment company) (since 1987);
   Director, Pacific Horizon Funds, Inc. (since 1993), Morgan Grenfell Small Cap Fund
   (since 1986); Trustee, Master Investment Trust Series I (registered investment company)
   (since 1993), Master Investment Trust, Series II (registered investment company) (from
   1993 to 1997), Time Horizon Funds (registered investment company) (since 1995);
   formerly Director, Bunker Hill Income Securities, Inc. (from 1989 to 1994); Trustee,
   SunAmerica Fund Group (previously Equitec Siebel Fund Group) (registered investment company) (from 1984 to 1992); formerly Director, Manager, Corporate Investments,
   Hewlett Packard Company (from 1979 to 1991).

Harold  T. Joanning (69)                                                                                 1996
   Retired.  Formerly Executive Vice President, Finance and Administration, Pacific Mutual
   Life Insurance Company (from 1980 to 1991).

Cornelius J. Pings (69)                                                                                 Nominee
   President, Association of American Universities (since 1993); Provost (from 1982 to
   1993) and Senior Vice President for Academic Affairs (from 1981 to 1993), University of Southern California; Director (since 1984) and President and Chairman of the Board
   (since 1995), The Pacific Horizon Funds, Inc. (since 1982); Trustee, Master Investment
   Trust, Series I (since 1995); former Trustee, Master Investment Trust, Series II (from
   1995 to 1997); Director, Farmers Group, Inc. (insurance company) (since 1991).


---------------

* "Interested Person" as defined in the Investment Company Act of 1940. Mr. Greeley is an "interested" person solely by reason of his position as President of the Trust.

The term of office of each person elected as a Trustee will be until the next meeting of shareholders called for the purpose of electing trustees or until he or she dies, resigns, is declared incompetent by a court of appropriate jurisdiction, or is removed.


Mr. Bottum is a director of Chase Franklin Corporation and Mr. Fletcher is a director of FCA Securities, Inc. Chase Franklin and FCA Securities are registered broker dealers with the Securities and Exchange Commission. Chase Franklin and FCA Securities do not execute portfolio transactions for any of the Funds nor do they engage in principal transactions with or act as distributor for any of the Funds. Mr. Bottum and Mr. Fletcher have advised the Trust that Chase Franklin and FCA Securities will not execute portfolio transactions for, engage in principal transactions with, or act as distributor for, any of the Funds during any period when he is a Trustee of the Trust. The Board of Trustees has determined that none of the Funds nor their shareholders will be adversely affected as a result of Chase Franklin and FCA Securities not executing such transactions for the Funds or engaging in such principal transactions with or acting as distributor for the Funds. Accordingly, Mr. Bottum and Mr. Fletcher will not be considered interested persons of the Trust due to their respective relationships with Chase Franklin and FCA Securities.


In the fiscal year of the Trust ended December 31, 1997, the Trustees met five times. Each of the current trustees attended 75% or more of the meetings of the Board. The Board currently has no committees.


For his or her services as Trustee of all of the Funds of the Trust, each Trustee currently receives an annual retainer of $6,000 with a fee of $1,000 for each day of board meetings attended in person plus $500 for each telephone board meeting attended. Edward S. Bottum receives an additional $2,000 per annum as Chairman of the Board. Each Trustee also is reimbursed for out-of-pocket expenses incurred as a Trustee. It is anticipated that upon the restructuring of the Board, the Trustees may change the structure for trustee compensation. The following table sets forth the aggregate compensation paid by the Trust for the fiscal year ended December 31, 1997, to the Trustees who are not affiliated with Bank of America, Scudder Kemper or Wellington Management and the aggregate compensation paid to such Trustees for services on the Trust's Board and that of all other funds in the "Trust Complex" (as defined in Schedule 14A under the Securities Exchange Act of 1934):



                                                          PENSION OR
                                                          RETIREMENT         ESTIMATED               TOTAL
                                     AGGREGATE         BENEFITS ACCRUED        ANNUAL             COMPENSATION
                                    COMPENSATION       AS PART OF FUND     BENEFITS UPON         FROM THE TRUST
              NAME                 FROM THE TRUST*         EXPENSES          RETIREMENT      AND TRUST COMPLEX (1)
              ----                 ---------------         --------          ----------      ---------------------
Edward S. Bottum (2)                   $15,000                 $0                $0                 $ 29,125
William P. Carmichael (2)              $13,500                 $0                $0                 $ 27,625
Thomas M. Collins (3)                  $     0                 **                **                 $ 53,500
Douglas B. Fletcher (3)                $     0                 **                **                 $ 36,750
Robert E. Greeley (4)                  $13,500                 **                **                 $ 72,750
Harold T. Joanning                     $13,500                 $0                $0                 $ 13,500
Cornelius J. Pings (3)                 $     0                 **                **                 $ 81,892


---------------
(1)    The "Trust Complex" currently consists of the Trust,
       Master Investment Trust, Series I, Time Horizon Funds, World Horizon Funds, the Pacific Horizon Funds, Inc., the Seafirst Retirement Funds, which were merged into the Pacific Horizon Funds, Inc. on June 23, 1997, and the Robertson Stephens Investment Trust. The total compensation for the Trust Complex is for the one-year period ended December 31, 1997.

(2) Messrs. Bottum and Carmichael currently also serve as Trustees for the Time Horizon Funds.

(3) Nominee. Messrs. Collins and Pings currently serve as Trustees for the Master Investment Trust, Series I and Directors for the Pacific Horizon Funds, Inc. Mr. Fletcher currently serves as Director for the Pacific Horizon Funds, Inc.

(4) Mr. Greeley currently also serves as Trustee for the Time Horizon Funds and the Master Investment Trust, Series I and Director for the Pacific Horizon Funds, Inc.

* Mr. Privat received $13,500 in compensation from the Trust for the fiscal year ended December 31, 1997. The total compensation for the Trust Complex is for the one year period ended December 31, 1997.

** As of the fiscal year ended February 28, 1998, the Pacific Horizon Funds, Inc. had accrued on the part of all of its Directors an aggregate of $284,393.27 in retirement benefits.


TRUST OFFICERS. The table below describes the officers of the Trust and their principal occupations during the past five years:


NAME AND AGE                           POSITION WITH TRUST     PRINCIPAL OCCUPATIONS
------------                           -------------------     ---------------------
Robert E. Greeley (66)                      President          (see nominee table above)

Stephen M. Wynne (41)                     Vice President       Executive Vice President
                                                               and Chief Accounting Officer (since
                                                               1993) and Senior Vice President
                                                               and Chief Accounting Officer (from
                                                               1991 to 1993) PFPC, Inc.; Executive Vice
                                                               President, PFPC  International (since 1995);
                                                               Vice President and Chief Accounting
                                                               Officer, PNC Institutional Management Corp.
                                                               (since 1987).

Cathy G. O'Kelly (44)                       Secretary          Partner in the Law Firm of Vedder, Price, Kaufman
                                                               & Kammholz.

Jay F. Nusblatt (36)                        Treasurer          Vice President and Director of Fund Accounting and
                                                               Administration, PFPC Inc. (since 1993); formerly
                                                               Assistant Vice President, Fund/Plan Services, Inc.
                                                               (from 1989 to 1993).

Gary M. Gardner (46)                   Assistant Secretary     Chief Counsel-- Mutual Funds, PNC  Bank (since
                                                               1994); Associate General Counsel, The Boston
                                                               Company, Inc. (from 1992 to 1994); General
                                                               Counsel, SunAmerica Asset Management Inc. (from
                                                               1986 to 1992).

J. Robert Dugan (32)                   Assistant Secretary     Counsel-- Mutual Funds, PNC Bank (since 1993);
                                                               Associate, Drinker Biddle and Reath (from 1990 to
                                                               1993).


The officers of the Trust are elected by the Board of the Trust on an annual basis to serve until their successors are elected and qualified.


Shareholders vote. On May 6, 1998 none of the Trustees and nominees owned beneficially any shares of any Fund.

The candidates receiving the affirmative vote of a plurality of the votes cast at the Meeting, if a quorum is present, shall be elected. Shares of all of the Funds shall vote together as a single class for the Trustees.

THE BOARD OF TRUSTEES RECOMMENDS ELECTION OF EACH NOMINEE FOR TRUSTEE LISTED ABOVE.


PROPOSALS 2, 3 AND 4: APPROVAL OF THE NEW MANAGEMENT AGREEMENT (ALL FUNDS) AND NEW SUB-ADVISORY AGREEMENTS (MANAGED BOND FUND AND INTERNATIONAL FUND
ONLY)

Introduction. At the Meeting, shareholders of each Fund will be asked to vote on the approval of a Management Agreement between Bank of America and the Trust (the "New Management Agreement"), which is summarized below. A copy of the form of the New Management Agreement is attached to this Proxy Statement as Exhibit A, and the description of the New Management Agreement which follows is qualified in its entirety by reference to Exhibit A.

In addition, at the Meeting the shareholders of the Managed Bond Fund and International Fund will be asked to vote separately on a Sub-Advisory Agreement dated [April 29, 1998] between Bank of America and Scudder Kemper (Managed Bond
Fund) and Wellington Management (International Fund), respectively (each a "New Sub-Advisory Agreement", collectively the "New Sub-Advisory Agreements"). A copy of the form of each Sub-Advisory Agreement is attached as Exhibit B and C, respectively, and the description of the New Sub-Advisory Agreements which follows is qualified in its entirety by reference to Exhibits B and C.

On June 8, 1997, BankAmerica, the parent of Bank of America, entered into an Agreement and Plan of Merger with Robertson, Stephens & Company Group, L.L.C. and Robertson Stephens & Company, Inc., pursuant to which each of those entities were merged into a wholly-owned subsidiary of BankAmerica. Upon consummation of those mergers on October 1, 1997, BankAmerica became the owner of the entire beneficial interest in Robertson, Stephens & Company Investment Management, L.P., a California limited partnership ("RSIM").

As of March 1, 1998, BankAmerica consolidated Bank of America's investment advisory division with RSIM. Bank of America informed the Trustees that virtually all of the investment advisory, administrative, support and supervisory personnel at Bank of America who are responsible for providing services to the Trust became authorized to act on behalf of RSIM. No change in the investment advisory personnel or the research and support personnel servicing the Trust was intended as a direct result of the consolidation. As a part of the consolidation, on February 3, 1998, the Board of Trustees approved the assumption by RSIM of the Current Management Agreement.

As mentioned above, on April 13, 1998, BankAmerica and NationsBank Corp. announced a definitive agreement to merge and form a new holding company to be named BankAmerica Corporation. The Merger is anticipated to close by the end of 1998, however, it is subject to a number of contingencies, including shareholder and regulatory approvals. Following the announcement of the Merger, BankAmerica determined to restructure its investment advisory business. On April 29, 1998, the Board approved the reassumption by Bank of America of the management agreement with respect to each Fund of the Trust. RSIM and Bank of America informed the Trust that no change in the investment advisory personnel or the research and support personnel servicing the Trust would occur as a result of this restructuring.

The Merger would represent a change in ownership of the parent corporation of the Fund's investment adviser, Bank of America and, as such, may have the effect under the 1940 Act of terminating the Current Management Agreement and the Current Sub-Advisory Agreements on the date of the consummation of the Merger.

NationsBank is a North Carolina-based, bank holding company subject to the Bank Holding Company Act of 1956, as amended, and the rules and regulations promulgated thereunder (the "BHCA"). Through its full-service banking subsidiaries, NationsBank provides a wide range of commercial and retail banking services and trust services in Maryland, Virginia, North Carolina, South Carolina, Georgia, Florida, Kentucky, Tennessee, Illinois, Missouri, Kansas, Oklahoma, Texas and New Mexico. The principal executive offices of NationsBank are located at One NationsBank Plaza, Charlotte, North Carolina 28255.

The Merger will create a company with approximately $570 billion in assets, $45 billion in shareholders' equity and a market capitalization of approximately $133 billion which operates in 22 states and 37 other countries.

As required by the 1940 Act, the Current Management Agreement and Current Sub-Advisory Agreements provide for their automatic termination upon "assignment." In addition, the Sub-Advisory Agreements provide for their termination upon the termination of the Management Agreement. Consummation of the Merger may be deemed to be an assignment (as defined in the 1940 Act) of the Current Management Agreement and Current Sub-Advisory Agreements resulting in the termination of those agreements in accordance with their terms. In anticipation of the consummation of the Merger, and to provide continuity in investment advisory services, the Board, including a majority of the trustees who are not "interested persons" (as defined in the 1940 Act) at a meeting held on April 29, 1998, approved and directed that there be submitted to shareholders for approval the New Management Agreement and the New Sub-Advisory Agreements.

Section 15(f) of the 1940 Act provides that when a change in the control of an investment adviser occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection therewith as long as two conditions are satisfied. Bank of America has assured the Board that both conditions of Section 15(f) will be satisfied. First, no "unfair burden" may be imposed on the investment company as a result of the transaction relating to the change of control, or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden," as defined in the 1940 Act, includes any arrangement during the two-year period after the change in control whereby the investment adviser (or predecessor or successor adviser), or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the investment company (other than fees for bona fide principal underwriting services). The Trust is not aware of any such compensation arrangements insofar as the Fund is concerned. Bank of America represented to the Board that it was not aware of any express or implied term, condition, arrangement or understanding that would impose an "unfair burden" as a result of the Merger.

The second condition is that, during the three-year period immediately following consummation of the transaction, at least 75% of the investment company's board of trustees must not be "interested persons" of the investment adviser within the meaning of the 1940 Act. None of the Trust's trustees, nor the nominees for trustee, are interested persons of the Bank of America as constituted before or after the Merger. The Trust expects to comply with Section 15(f).

In considering whether to approve, and recommend that shareholders approve, the approval of the New Management Agreement and New Sub-Advisory Agreements in the event of the consummation of the Merger, the Board considered that the New Management Agreement and New Subadvisory Agreements will be continued on the terms and conditions identical to those in effect immediately prior to the consummation of the Merger. In addition, the Board obtained assurances from BankAmerica that it is firmly committed to Bank of America and its asset management line of business and to maintaining its relationship with shareholders of the Funds. The Board also considered a number of other factors including the experience and financial resources of the combined entity after the consummation of the Merger and that the relationships with Scudder Kemper and Wellington Management would be unchanged.

If the Merger is not completed but the New Management Agreement (or New Sub-Advisory Agreements with respect to the Managed Bond Fund and International
Fund) is approved by shareholders, Bank of America will still operate under the New Management Agreement and Scudder Kemper and Wellington Management will operate under the New Sub-Advisory Agreements. In the event the New Management Agreement (or New Sub-Advisory Agreements with respect to the Managed Bond Fund and International Fund) is not approved by shareholders, the Board will in the event of the consummation of the Merger, take such action as it deems is in the best interests of shareholders.

Proposal 2 requires the affirmative vote of a "majority of the outstanding voting securities" of each Fund. Proposals 3 and 4 require the affirmative vote of a majority of the outstanding voting securities of the Managed Bond Fund and International Fund, respectively. The term "majority of the outstanding voting securities," as defined in the 1940 Act, and as used in this proxy statement, means: the lesser of (1) 67% of the voting securities of each Fund present at the Meeting if more than 50% of the outstanding shares of such Fund are present in person or by proxy, or (2) more than 50% of the outstanding shares of such Fund.

DESCRIPTION OF THE CURRENT MANAGEMENT AGREEMENT (ALL FUNDS). Bank of America currently acts as manager for the Funds under the Current Management Agreement. Pursuant to the Current Management Agreement, Bank of America provides a continuous investment program for the Funds, including research and management of the Funds' investments and is responsible for, places orders for, and makes decisions with respect to, all purchases and sales of the Funds' securities. With respect to the Managed Bond Fund and the International Fund, Bank of America oversees the performance of those Fund's sub-advisers, Scudder Kemper and Wellington Management, respectively. In providing management services to the Trust, Bank of America may, pursuant to the Current Management Agreement, use officers, and utilize the facilities, of wholly owned subsidiaries and other affiliates of Bank of America or its parent corporation in providing management services to the Trust.

In addition, under the Current Management Agreement, Bank of America provides facilities, equipment, statistical and research data, clerical, accounting and bookkeeping services, internal auditing and legal services, and provides all management services required for the operation of the business and affairs of the Fund or oversees the performance of various entities that Bank of America has contracted to perform such services pursuant to the Current Management Agreement. Specifically, the Manager of the Funds, pursuant to the authority granted in the Current Management Agreement entered into a Sub-Administration and Accounting Services Agreement dated February 27, 1997 (the "Sub-Administration and Accounting Services Agreement") between the Trust, Bank of America and PFPC, Inc. pursuant to which PFPC, Inc. currently provides certain administrative and accounting services to the Funds.

In return for the services provided by Bank of America under the Current Management Agreement, Bank of America is entitled to receive fees from the Funds equal to the following percentages of the average net assets of each Fund on an annual basis: Money Market Fund, 0.22%; Managed Bond Fund, 0.37%; Capital Income Fund, 0.48%; Blue Chip Fund, 0.53%; Mid-Cap Equity Fund, 0.53%; Aggressive Growth Fund, 0.61%; and International Fund, 0.66%. The monthly fees charged by PFPC, Inc. for sub-administrative services under the Sub-Administration and Accounting Services Agreement are paid by Bank of America. The monthly fees charged by PFPC, Inc. for accounting services under the Sub-Administration and Accounting Services Agreement are paid by the Funds.

The Current Management Agreement provides that, if in any fiscal year the aggregate operating expenses of any Fund (other than interest, taxes, brokerage commissions and extraordinary expenses) exceed the following expense limitations, each Fund may deduct from the fees to be paid pursuant to the Current Management Agreement, or the Manager shall bear such excess, to the extent of its management fees with respect to such Fund for such year less 0.02% of the average net assets of the Fund for such year: Money Market Fund, 0.60%; Managed Bond Fund, 0.75%; Capital Income Fund, 0.89%; Blue Chip Fund, 0.94%; Mid-Cap Equity Fund, 0.94%; Aggressive Growth Fund, 1.03%; and International Fund, 1.24%. Such deduction or payment, if any, will be estimated and accrued daily and paid on a monthly basis.

For the fiscal period from March 1, 1997 (commencement of operations) through December 31, 1997, the Trust paid Bank of America and Bank of America waived the following amounts:


                                    TOTAL MANAGEMENT         TOTAL MANAGEMENT
FUND                                      FEES                 FEES WAIVED*
----                                ----------------         ----------------
Money Market Fund                        $9,717.82                 $9,717.82
Managed Bond Fund                        $9,212.45                 $8,714.33
Capital Income Fund                     $38,337.46                $31,764.82
Blue Chip Fund                          $45,677.52                $35,308.77
Mid-Cap Equity Fund                     $31,979.32                $26,619.23
Aggressive Growth Fund                  $34,343.06                $27,459.42
International Fund                      $36,581.58                $35,706.09

---------------------------

*Bank of America has undertaken not to seek a change in the terms of the reimbursement provisions of the Management Agreement through April 2, 1999.

The Current Management Agreement may be terminated at any time without cause upon 60 days' written notice, without penalty, by a majority vote of the Board or by a vote of a majority of the outstanding voting securities of a Fund, by Bank of America, and automatically terminates in the event of its assignment as defined in the 1940 Act.

The Current Management Agreement provides that Bank of America will not be liable for any error of judgment or mistake of law or for any loss suffered in connection with the performance of the services provided pursuant to the investment advisory agreements, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or negligence in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder.

Bank of America has acted as the manager for the Funds since their inception. RSIM acted as the manager for the Funds from March 1, 1998 to April 29, 1998, at which time the management function was reassumed by Bank of America. The Current Management Agreement was last approved by the Board on October 28, 1997 and by the initial shareholder of each of the Funds on February 27, 1997.

THE NEW MANAGEMENT AGREEMENT. The New Management Agreement will be dated as of the date of the consummation of the Merger, which is expected by the end of 1998. The New Management Agreement will be in effect until February 27, 1999, and may continue thereafter for year to year only if specifically approved at least annually by the vote of a "majority of the outstanding voting members" of the Funds or by the Board and, in either event, the vote of a majority of the non-interested Trustees, cast in person at a meeting called for such purpose.

THE DIFFERENCES BETWEEN THE CURRENT AND NEW MANAGEMENT AGREEMENTS. The New Management Agreement is the same as the Current Management Agreement in all material respects. The only change that has been made is to modify the effective date.

DESCRIPTION OF THE CURRENT SUB-ADVISORY AGREEMENTS (MANAGED BOND FUND AND INTERNATIONAL FUND ONLY). The Current Sub-Advisory Agreements between the Trust and Scudder Kemper and Wellington Management are substantially the same except for the effective date. What follows is a general description of the Current Sub-Advisory Agreements.

Under the Current Sub-Advisory Agreements, the Sub-Adviser provides the Fund with a continuous investment program. The Current Sub-Advisory Agreements provide that the Sub-Adviser, subject to the control of the Manager and the Board, provides research and management with respect to all securities, investments, cash and cash equivalents in the portfolio of the Fund. The Sub-Adviser also determines, from time to time, what securities and other investments will be purchased, retained or sold by the Fund in accordance with the investment criteria and policies of the Fund.

In return for the services provided by the Sub-Adviser under each respective Current Sub-Advisory Agreement, the Current Sub-Advisory Agreements specifically provide that the Sub-Adviser's fees and the Sub-Adviser's sole recourse for payment of such fees shall be to the Manager. For their services, the Sub-Advisers are entitled to receive fees from Bank of America equal to the following annual percentages of the Funds' average daily net assets: Managed Bond Fund -- Scudder Kemper will receive .20% of the first $25 million, .15% of the next $25 million, and .10% of average daily net assets in excess of $50 million; and International Fund -- Wellington Management will receive .40% of the first $50 million, .30% of the next $100 million, .25% of the next $350 million, and .20% of the average daily net assets in excess of $500 million.

The Current Sub-Advisory Agreements provide that the Sub-Adviser agrees to waive or reduce any sub-advisory fees in the event that the Manager reduces or waives all or a part of the management fee to the Manager under the Current Management Agreement as described above under the "Description of the Current Management Agreement."

The Current Sub-Advisory Agreements may be terminated on 60 days' written notice, without penalty, by a majority vote of the Board, by the Manager or by the Sub-Adviser, and automatically terminates in the event of its assignment or in the event that the Current Management Agreement is terminated.

The Current Sub-Advisory Agreements provide that the Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of the Sub-Advisory Agreement, except that the Sub-Adviser is liable to the Fund for any loss resulting from a breach of fiduciary duty by the Sub-Adviser with respect to the receipt of compensation for services or any loss resulting from willful misfeasance, bad faith or negligence on the part of the Sub-Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under the Current Sub-Advisory Agreement.

Scudder Kemper and Wellington Management have acted as the Sub-Adviser for the Managed Bond Fund and International Fund since their inception. The Current Sub-Advisory Agreement for the International Fund is dated February 27, 1997, and was last approved by the Board on December 12, 1996 and by the initial shareholder of the Fund on February 27, 1997 and continues until February 27, 1999. The Current Sub-Advisory Agreement with Scudder Kemper for the Managed Bond Fund is dated December 31, 1997 and was last approved by the Board on July 21, 1997 and by shareholders on November 24, 1997 and continues until February 27, 1999.

THE NEW SUB-ADVISORY AGREEMENTS. The New Sub-Advisory Agreements will be dated as of the date of the consummation of the Merger, which is expected at the end of 1998. The New Sub-Advisory Agreement will be in effect until February 27, 1999, and may continue thereafter from year to year only if specifically approved at least annually by the vote of a "majority of the outstanding voting securities" of the Fund, or by the Board and, in either event, the vote of a majority of the Non-interested Trustees, cast in person at a meeting called for such purpose.

DIFFERENCES BETWEEN THE CURRENT AND NEW SUB-ADVISORY AGREEMENTS. The New Sub-Advisory Agreements are the same as the Current Sub-Advisory Agreements in all material respects. The only changes that have been made are to modify the effective dates.

MANAGER. BANK OF AMERICA. Bank of America, which has principal offices located at 555 California Street, San Francisco, California 94104, serves as investment adviser to the Funds pursuant to the Existing Agreement. Bank of America is a wholly-owned subsidiary of BankAmerica, a registered bank holding company. Formed in 1904, Bank of America is a national banking association that provides commercial banking and trust business through an extensive system of branches across the western United States. Bank of America's principal banking affiliates operate branches in ten U.S. states as well as corporate banking, business credit and thrift offices in major U.S. cities. In addition, it has branches, corporate offices and representative offices in 37 foreign countries.

The name and principal occupation of the principal executive officer and each director of Bank of America as of April 28, 1998 were as follows: David A. Coulter (Chief Executive Officer and President of Bank of America and BankAmerica Corporation); Joseph F. Alibrandi (Chairman of the Board of Whittaker Corporation); Peter Bedford (Chairman and Chief Executive Officer of Bedford Property Investors, Inc.); Richard A. Clarke (Retired Chairman of the Board of Pacific Electric Gas Company); Timm F. Crull (Retired Chairman of the Board of Nestle USA, Inc.); Kathleen Feldstein (President of Economics Studies, Inc.); Donald E. Guinn (Chairman Emeritus of Pacific Telesis Group); Frank L. Hope, Jr. (Consulting Architect); Walter E. Massey, Ph.D. (President of Morehouse College); John M. Richman (Of Counsel Wachtell, Lipton, Rosen & Katz); Richard M. Rosenberg (Director and Retired Chairman of the Board of Bank of America and BankAmerica Corporation); A. Michael Spence (Dean of the Graduate School of Business of Stanford University) and Solomon D. Trujillo (President and CEO of U.S. West Communications Group). It is possible that the persons listed above may change as a result of the Merger.

Exhibit D sets forth the fees and other information relating to other investment companies with investment objectives similar to those of the Funds and advised by Bank of America.

No officer or Trustee of the Trust is an officer, employee, or general partner of Bank of America.

AUTHORITY TO ACT AS INVESTMENT ADVISER. Banking laws and regulations currently prohibit a bank holding company registered under the Federal Bank Holding Company Act of 1956 or any affiliate thereof from sponsoring, organizing or controlling a registered open-end investment company continuously engaged in the issuance of its shares, and prohibit banks generally from underwriting, selling or distributing securities, but in general do not prohibit such a holding company or affiliate banks generally from acting as investment adviser, transfer agent or custodian to such an investment company or from purchasing shares of such a company as agent for and upon the order of customers. Bank of America is subject to such laws and regulations, but believes that it may perform the services contemplated by the New Management Agreement without violating the Glass-Steagall Act or other applicable banking laws or regulations. Future changes in legal requirements relating to the permissible activities of banks and their affiliates, as well as future interpretations of current requirements, could prevent Bank of America from continuing to perform such services for the Fund. If it was prohibited from acting as investment adviser to the Fund, it is expected that the Board would recommend that shareholders approve a new investment advisory agreement with another qualified firm.

SUB-ADVISERS. SCUDDER KEMPER. Scudder Kemper, the Managed Bond Fund's sub-advisor, is located at 345 Park Avenue, New York, New York 10154. Scudder Kemper is one of the most experienced investment counsel firms in the United States. It was established in 1919 as a partnership and was restructured as a Delaware corporation in 1985. The principal source of Scudder Kemper's income is professional fees received from providing continuing investment advice. Scudder Kemper provides investment counsel for other investment companies as well as for many individuals and institutions, including insurance companies, endowments, industrial corporations and financial and banking organizations.

Scudder Kemper is a Delaware corporation. Rolf Hueppi* is the Chairman of the Board and Director, Edmond D. Villani# is the President, Chief Executive Officer and Director, Stephen R. Beckwith# is the Treasurer and Chief Financial Officer, Kathryn L. Quirk# is the General Counsel, Chief Compliance Officer and Secretary, Lynn S. Birdsong# is a Corporate Vice President and Director, Cornelia M. Small# is a Corporate Vice President and Director, Laurence Cheng* is a Director, Steven Gluckstern* is a Director and Marcus Rohrbasser* is a Director of Scudder Kemper. The principal occupation of each of Edmond D. Villani, Stephen R. Beckwith, Kathryn L. Quirk, and Cornelia M. Small is serving as a Managing Director of Scudder Kemper;
the principal occupation of Rolf Hueppi, Laurence Cheng, Steven Gluckstern and Marcus Rohrbasser is serving as an officer of Zurich Insurance Company ("Zurich").

        The outstanding voting securities of Scudder Kemper are held of record 36.63% by Zurich Holding Company of America ("ZHCA"), a subsidiary of Zurich; 32.85% by ZKI Holding Corp. ("ZKIH") a subsidiary of Zurich; 20.86% by Stephen
R. Beckwith, Lynn S. Birdsong, Kathryn L. Quirk, Cornelia M. Small and Edmond
D. Villani in their capacity as representatives (the "Management Representatives") of Scudder Kemper's management holders and retiree holders pursuant to a Second Amended and Restated Security Holders Agreement among Scudder Kemper, Zurich, ZHCA, ZKIH, the Management Representatives, the management holders, the retiree holders and Edmond D. Villani, as trustee of Scudder Kemper Investments, Inc. Executive Defined Contribution Plan Trust (the "Trust"); and 9.66% by the Trust. There are no outstanding non-voting securities of Scudder Kemper.


-----------------------

*   Mythenquai 2, Zurich, Switzerland
-------------------------------------

#   345 Park Avenue, New York, New York
---------------------------------------

Directors, officers and employees of Scudder Kemper from time to time may enter into transactions with various banks, including the Fund's custodian bank. It is Scudder Kemper's opinion that the terms and conditions of those transactions will not be influenced by existing or potential custodial or other Fund relationships.


For the fiscal period from March 1, 1997 (commencement of operations) through December 31, 1997, Bank of America paid Scudder Kemper $1,195.00 in sub-advisory fees and Scudder Kemper waived $11,088.00 in sub-advisory fees.

---------------



Exhibit E sets forth the fees and other information relating to other investment companies with investment objectives similar to those of the Fund and advised by Scudder Kemper.


WELLINGTON MANAGEMENT. Wellington Management is a Massachusetts limited liability partnership, with headquarters at 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions and individuals. Wellington Management's predecessor organizations have provided investment advisory services for over 60 years.


Wellington Management is managed by its active partners. The managing partners of Wellington Management as of May 1, 1998 were Robert W. Doran, Duncan M. McFarland and John R. Ryan. The following individuals were general partners and Senior Vice Presidents of Wellington Management as of May 1, 1998, and may be reached at the principal offices of the firm: Kenneth L. Abrams, Nicholas C. Adams, Rand L. Alexander, Deborah L. Allison, Nancy T. August, Hames H. Averill, Karl E. Bandtel, Marie-Claude Bernal, William N. Booth, Paul Braverman, Robert
A. Bruno, Pamela Dippel, Robert W. Doran, Charles T. Freeman, Laurie A.
Gabriel, Frank J. Gilday, John H. Gooch, Nicholas P. Greville, Paul J. Hamel, William C.S. Hicks, Paul D. Kaplan, John C. Keogh, George C. Lodge, Nancy T. Lukitsh, Mark T. Lynch, Christine S. Manfredi, Patrick J. McCloskey,
Earl E. McEvoy, Dunan M. McFarland, Paul M. Mecray, III, Matthew E.
Megargel, James N. Mordy, Diane C. Nordin, Stephen T. O'Brien, Edward P. Owens, Saul J. Pannell, Thomas L. Pappas, David M. Parker, Jonathan M. Payson,
Stephen M. Pazuk, Robert D. Rands, Eugene E. Record, Jr., John R. Ryan, Joseph
H. Schwartz, David W. Scudder, Binkley C. Shorts, Trond Skramstad, Catherine A. Smith, Stephen A. Soderberg, Harriet T. Taggart, Perry M. Traquina, Gene R. Tremblay, Mary Ann Tynan, Ernst H. von Metzsch, James L. Walters, Kim Williams and Frank V. Wisneski. The above persons may be reached c/o Wellington Management, 75 State Street, Boston, Massachusetts 02109.



For the fiscal period from March 1, 1997 (commencement of operations) through December 31, 1997, Bank of America paid Wellington Management $6,859.00 in sub-advisory fees and Wellington Management waived $16,044.00 in sub-advisory fees.


---------------

Exhibit F sets forth the fees and other information relating to other investment companies with investment objectives similar to those of the Funds and advised by Wellington Management.


No officer or Trustee of the Trust is an officer, employee, or general partner of Wellington Management.

THE BOARD OF THE TRUST RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE APPROVAL OF THE NEW MANAGEMENT AGREEMENT AND NEW SUB-ADVISORY AGREEMENTS.


                  PROPOSAL 5: APPROVAL OF INDEPENDENT AUDITORS

A majority of the members of the Board who are not "interested" persons of the Trust has recommended for approval the selection of Price Waterhouse LLP, independent auditors, to audit the books and records of the Funds for the current fiscal year. In connection with the consolidation of the boards for the Bank of America Complex, the Board has determined that it would be in the Funds' best interests to have the same independent auditors as the other funds in the Bank of America Complex. Price Waterhouse LLP currently serves as independent auditors for the Pacific Horizon Funds, Inc., the Master Investment Trust, Series I, and the World Horizon Funds. The Time Horizon Funds' shareholders are also being asked to approve the selection of Price Waterhouse as independent auditors. The selection of Price Waterhouse LLP as independent auditors of the Trust is being submitted to the shareholders for approval. The Board has been pleased with the services of the Funds' current independent auditors, KPMG Peat Marwick, LLP, but believes that the use of a single accounting firm for the entire Bank of America Complex would benefit the Funds by providing economies of scale as well as allowing the Board to exercise better oversight of the Funds. Accordingly, the current independent auditors have tendered their resignation effective upon the vote of shareholders approving Price Waterhouse LLP as auditors. The current independent auditor's report on the Trust's financial statements (1) did not contain an adverse opinion or a disclaimer of opinion and (2) was not qualified or modified as to uncertainty, audit scope, or accounting principles. In addition, there have been no disagreements with the current independent auditors on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the current independent auditors, would have caused it to make reference to the subject matter of the disagreements in connection with its report. A representative of Price Waterhouse LLP is expected to be present at the Meeting and will be available to respond to any appropriate questions raised at the Meeting and may make a statement.


THE BOARD OF THE TRUST RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE APPROVAL OF THE SELECTION OF PRICE WATERHOUSE LLP AS INDEPENDENT AUDITORS.

GENERAL


The cost of preparing, printing and mailing the enclosed voting instructions/proxies, accompanying notice and proxy statement and all other costs associated with the solicitation of voting instructions/proxies including any additional solicitation made by letter, telephone or telegraph, will be allocated between the Trust and Bank of America, with Bank of America paying that portion of the costs attributable to the consideration of the new investment advisory agreements resulting from the Merger. In addition to solicitation by mail, certain officers and representatives of the Trust, officers, employees or agents of Bank of America and Pacific Life and certain financial service firms and their representatives who will receive no extra compensation for their services may solicit and obtain voting instructions by proxies by telephone, telegraph, facsimile, Internet or personally.

Should contract owners require additional information regarding the voting instruction(s)/proxy(s) or replacement voting instruction(s)/proxy card(s), they may contact Pacific Life toll-free at 1-800-772-5558. Any voting instruction/proxy given by a contract owner is revocable as described below.


THE FUNDS PROVIDE PERIODIC REPORTS TO ALL OF ITS SHAREHOLDERS WHICH HIGHLIGHT RELEVANT INFORMATION INCLUDING INVESTMENT RESULTS. YOU MAY RECEIVE AN ADDITIONAL COPY OF THE MOST RECENT ANNUAL AND SEMI-ANNUAL REPORT

FOR EACH FUND WITHOUT CHARGE BY CALLING 1-800-722-5558 OR BY WRITING PACIFIC INNOVATIONS TRUST, C/O PACIFIC LIFE, P.O. BOX 7187, PASADENA, CALIFORNIA 91109-7187.

VOTING INFORMATION


Voting instructions/proxies are being solicited by the Board for use at the Meeting. The shares of the Funds are offered as an investment medium for variable annuity contracts offered by Pacific Life. For contract owners having account values invested in one or more of the Funds, Pacific Life is the owner of the shares, but is soliciting voting instructions from contract owners as to how such shares should be voted. All properly executed voting instructions/proxies received in time for the Meeting will be voted by Pacific Life as specified in the voting instructions/proxies or, if no specification is made, in favor of the election of nominees for Trustees referred to in the proxy statement, in favor of approval of the New Management Agreement and the New Sub-Advisory Agreements and for the approval of Price Waterhouse, LLP as independent auditors for the current fiscal year. Consistent with interpretations of voting requirements by the staff of the Securities and Exchange Commission, Pacific Life will vote shares held by its general account, the separate account and any of its subsidiaries on the proposals to be considered at the Meeting in proportion to the timely voting instructions it receives from contract owners. Voting instructions/proxies may be revoked at any time by (a) submitting a subsequently dated voting instruction/proxy or by (b) revoking in person at the time of the Meeting. Only a shareholder may execute or revoke a proxy. Therefore, a contract owner who has given voting instructions may revoke them only through Pacific Life.


The presence at the Meeting, in person or by proxy, of the holders of one-third of the shares entitled to be cast shall be necessary and sufficient to constitute a quorum for the transaction of business. In the event that the necessary quorum to transact business or the vote required to approve or reject the proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law, to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the Funds' shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment if they determine that such adjournment and additional solicitation are reasonable and in the interest of the Funds' shareholders.


The Board of the Trust has fixed the close of business on May 6, 1998 as the record date for determination of shareholders entitled to notice of and to vote at the Meeting. As of May 6, 1998, the issued and outstanding shares of each Fund were as follows: Money Market Fund -- 5,229,490.064; Managed Bond Fund -- 1,369,347.702; Capital Income Fund -- 1,758,042.720; Blue Chip Fund --
1,870,112.858; Mid-Cap Equity Fund -- 965,313.115; Aggressive Growth Fund -- 936,846.041; and International Fund -- 948,065.700.

No contract owner is entitled to give voting instructions with respect to 5% or more of the outstanding shares of each Fund. The following table sets forth the holding of the shares of the Fund as of May 6, 1998, of each person known to own 5 percent or more of each Fund's outstanding voting securities:



                                                                                        SHARES          % OF SHARES
              FUND                                    NAME                              OWNED           OUTSTANDING
              ----                                    ----                              -----           -----------
Money Market Fund                Pacific Asset Management LLC ("PAM")              4,301,766.684            82.26
                                 (a subsidiary of Pacific Life)
                                 Pacific Life                                        927,723,380            17.74

Managed Bond Fund                PAM                                                 535,103.321            39.08
                                 Pacific Life                                        834,244.381            60.92


                                                                                        SHARES          % OF SHARES
              FUND                                    NAME                              OWNED           OUTSTANDING
              ----                                    ----                              -----           -----------
Capital Income Fund              PAM                                               518,761.263               29.51
                                 Pacific Life                                    1,239,281.457               70.49

Blue Chip Fund                   PAM                                               503,535.373               26.92
                                 Pacific Life                                    1,366,577.485               73.08

Mid-Cap Equity Fund              PAM                                               505,129,416               52.33
                                 Pacific Life                                      460,183,699               47.67

Aggressive Growth Fund           PAM                                               549,261.628               58.63
                                 Pacific Life                                      387,584.413               41.37

International Fund               PAM                                               514,118.410               54.33
                                 Pacific Life                                      433,947.290               45.77



Pacific Life is located at 700 Newport Center Drive, Newport Beach, California 92660. Scudder Kemper, the Managed Bond Fund's sub-adviser, is located at 345 Park Avenue, New York, New York 10154. The Fund's distributor, Provident Distributors, Inc., is located at Four Falls Corporate Center, 6th Floor, West Conshohocken, Pennsylvania 19428. The Fund's sub-administrator, PFPC, Inc. is located at 400 Bellevue Parkway, Wilmington, Delaware 19809.


PROPOSALS OF SHAREHOLDERS

As a Delaware business trust, the Trust is not required to hold annual shareholder meetings, but will hold special meetings as required or deemed desirable. Since the Trust does not hold regular meetings of shareholders, the anticipated date of the next special shareholders meeting cannot be provided. Any shareholder proposal that may properly be included in the proxy solicitation for a special shareholder meeting must be received by the Trust no later than four months prior to the date when the proxy statements are mailed to shareholders.

OTHER MATTERS TO COME BEFORE THE MEETING

The Board is not aware of any matters that will be presented for action at the Meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, the voting instruction/proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment of the best interests of shareholders.

PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED VOTING INSTRUCTIONS/PROXY CARDS PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

By order of the Board of Trustees,

Cathy G. O'Kelly
Secretary

                                                                       EXHIBIT A



                                     FORM OF
                            NEW MANAGEMENT AGREEMENT




         This Management Agreement is made as of _____________, 1998 between PACIFIC INNOVATIONS TRUST, a Delaware Business Trust (herein called the "Company"), and Bank of America National Trust Savings Association, (herein called the "Manager").


         WHEREAS, the Company is registered as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"); and

         WHEREAS, the Company wishes to retain the Manager under this Agreement to render investment advisory and management services to the portfolios of the Company known as the Money Market Fund, Managed Bond Fund, Capital Income Fund, Blue Chip Fund, Mid-Cap Equity Fund, Aggressive Growth Fund, International Fund and Global Value Fund (the "Initial Funds", together with any other Company portfolios which may be established later and served by the Manager hereunder, being herein referred to collectively as the "Funds" and individually as a "Fund"); and

         WHEREAS, pursuant to a Distribution Agreement dated September 15, 1997 (the "Distribution Agreement") between the Company and Provident Distributors, Inc. (the "Distributor"), the Company has retained the Distributor to provide for the sale and distribution of shares of beneficial interest of each Fund (herein collectively called "Shares"); and


         WHEREAS, the Company desires to retain the Manager to provide all investment management and administrative services for the Funds required by applicable law, and the Manager is willing to render such services.


         NOW, THEREFORE, in consideration of the premises and mutual covenants set forth herein, the parties hereto agree as follows:

         1.       Appointment of Manager.

                  (A) The Company hereby appoints the Manager as manager of each Fund on the terms and for the period set forth in this Agreement and the Manager hereby accepts such appointment and agrees to perform the services and duties set forth herein on the terms herein provided. The Manager may, in its discretion, provide such services through its own employees or the employees of one or more affiliated companies that are qualified to provide such services to the Company under applicable law and are under the common control of BankAmerica Corporation, provided (i) that all persons, when providing services hereunder, are functioning as part of an organized group of persons, (ii) that such organized group of persons is managed at all times by authorized officers of the Manager, and (iii) the Manager remains obligated under Section 7 of this Agreement.

                  (B) In the event that the Company establishes one or more portfolios other than the Initial Funds with respect to which it desires to retain the Manager to render investment advisory and management services hereunder, it shall notify the Manager in writing. If the Manager is willing to render such services, it shall notify the Company in writing whereupon such portfolio or portfolios shall become a Fund or Funds hereunder.

         2. Administrative Services and Duties. Subject to the supervision and control of the Company's Board of Trustees, the Manager shall provide to the Company facilities, equipment, statistical and research data, clerical, accounting and bookkeeping services, internal auditing and legal services, and personnel to carry out all management services required for operation of the business and affairs of the Funds other than those services to be performed by any sub-adviser appointed by the Board of Trustees (each a "Sub-adviser" and collectively the "Sub-advisers"), those services to be provided by the Distributor pursuant to the Distribution Agreement, those services to be performed by PNC Bank, N.A. (the "Custodian"), pursuant to the Company's Custody Agreement those services to be performed by PFPC Inc. ("PFPC") pursuant to the Company's Sub-Administration and Accounting Services Agreement, those services to be performed by Pacific Life Insurance Company ("Pacific Life") pursuant to the Company's Support Services Agreement, those services to be provided by Pacific Life pursuant to the Company's Transfer Agency Agreement, and those services normally performed by the Company's counsel and auditors.

                  (A) The Manager's oversight responsibilities shall include:

                           (1) Overseeing the performance of each Sub-adviser under its Sub-Advisory Agreement with respect to the Funds;

                           (2) Overseeing the performance of the Custodian under the Custody Agreement with respect to the Funds;

                           (3) Overseeing the performance of PFPC under Sub-Administration and Accounting Services Agreement with respect to the Funds; and

                           (4) Overseeing the performance of Pacific Life pursuant to the Support Services Agreement and Transfer Agency Agreement with respect to the Funds.

                  (B) The Manager's other responsibilities shall include without limitation the following services:

                           (1) Providing a facility to receive purchase and redemption orders for Shares via toll-free telephone lines;

                           (2) Making available information concerning each Fund to its shareholders; distributing written communications to each Fund's shareholders such as periodic listings of each Fund's securities, annual and semi-annual reports, and prospectuses and supplements thereto; and handling shareholder problems and calls relating to administrative matters; and

                           (3) Providing and supervising the services of employees whose principal responsibility and function shall be to preserve and strengthen each Fund's relationships with its shareholders.

                  (C) The Manager shall assure that persons are available to transmit redemption requests for Shares to the Company's transfer agent as promptly as practicable.

                  (D) The Manager shall assure that persons are available to transmit orders accepted for the purchase of Shares to the transfer agent of the Company as promptly as practicable.

                  (E) The Manager shall participate in the periodic updating of the Funds' prospectuses and statements of additional information and shall accumulate information for and, subject to approval by the Company's Treasurer and legal counsel, coordinate the preparation, filing, printing and dissemination of reports to the Funds' shareholders and the Securities and Exchange Commission (the "Commission"), including but not limited to annual reports and semi-annual reports on Form N-SAR, notices pursuant to Rule 24f-2 and proxy materials pertaining to the Funds, and any supplements to any of the foregoing.

                  (F) The Manager shall calculate dividends and capital gain distributions to be paid by each Fund in conformity with subchapter M and
Section 817(h) of the Internal Revenue Code of 1986, as amended.

                  (G) The Manager shall pay all costs and expenses of maintaining the offices of the Company, wherever located, and shall arrange for payment by the Company of all expenses payable by the Company.

                  (H) The Manager, after consultation with legal counsel for the Company, shall determine the jurisdictions in which the Shares shall be registered or qualified for sale, if any, and, in connection therewith, shall be responsible for the maintenance of the registration or qualification of the Shares for sale under the securities laws of any such state. Payment of any Share registration fees and any fees for qualifying or continuing the qualification of the Company shall be made by the Company.

                  (I) The Manager shall maintain such other books and records with respect to the Funds as may be required by law or may be required for the proper operation of the business and affairs of the Funds, other than those required to be maintained under any Sub-Advisory Agreements to which the Company is a party, the Custodian Agreement, the Sub-Administration and Accounting Services Agreement, the Support Services Agreement and the Transfer Agency Agreement, and by the Manager under Section 3 of this Agreement. Without limiting the foregoing, the Manager shall be responsible for the proper maintenance of the records to be maintained by the Company, throughout the term of this Agreement.

                  (J) The Manager shall prepare the Funds' federal, state and local income tax returns.

                  (K) The Manager shall prepare and, subject to approval of the Company's Treasurer, disseminate to the Company's trustees each Fund's quarterly financial statements and schedules of investments, and shall prepare such other reports relating to the business and affairs of the Funds (not otherwise appropriately prepared by the Company's counsel, auditors or other Company service providers) as the officers and trustees of the Company may from time to time reasonably request in connection with performance of their duties.

                  (L) The Manager shall assist the Custodian, Transfer Agent, counsel and auditors as required to carry out the business and operations of the Funds.

         3. Investment Services and Duties. Subject to the supervision of the Company's Board of Trustees, the Manager shall provide a continuous investment program for the Funds, including investment research and management with respect to all securities and investments and cash equivalents in the Funds. The Manager shall determine from time to time what securities and other investments will be purchased, retained or sold by the Company with respect to each Fund. The Manager shall provide the services under this Section 3 in accordance with the Funds' investment objectives, policies and restrictions as stated in the Funds' then current registration statement and resolutions of the Company's Board of Trustees and all applicable state and federal law or rules.

                  (A) The Manager shall use the same skill and care in providing services under this Section 3 as it uses in providing services to fiduciary accounts for which it has investment responsibilities.


                  (B) The Manager shall place all orders for the purchase and sale of portfolio securities for the account of each Fund with brokers or dealers selected by the Manager. In executing portfolio transactions and selecting brokers or dealers, the Manager will use its best efforts to seek on behalf of each Fund the best overall terms available. In assessing the best overall terms available for any transaction the Manager shall consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available, and in selecting the broker or dealer to execute a particular transaction, the Manager may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Fund and/or other accounts over which the Manager or any affiliate of the Manager exercise investment discretion. The Manager is authorized, subject to the prior approval of the Company's Board of Trustees, to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for any Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Manager determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of that particular transaction or in terms of the overall responsibilities of the Manager to that Fund and to the Company. In no instance may portfolio securities be purchased from or sold to the Manager, any sub-adviser, or an affiliated person of any of them acting as principal or as broker, except as permitted by law. In executing portfolio transactions for the Funds the Manager may, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be sold or purchased with those of other investment portfolios and its other clients where such aggregation is not inconsistent with the policies set forth in the Company's registration statement. In such event, the Manager shall allocate the securities so purchased or sold, and the expenses incurred in the transaction, in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Funds and such other clients.

                  (C) In performing the investment advisory services hereunder, the Manager is authorized to purchase, sell or otherwise deal with securities or other instruments for which (i) the Manager or any Sub-adviser, (ii) any affiliate of the Manager or any Sub-adviser, (iii) an entity in which the Manager or any Sub-adviser has a direct or indirect interest, and (iv) another member of a syndicate or other intermediary (where an entity referred to in (i), (ii) or (iii) above was a member of the syndicate), has acted, now acts or in the future will act as an underwriter, syndicate member, market-maker, dealer, broker or in any other similar capacity, whether the purchase, sale or other dealing occurs during the life of the syndicate or after the close of the syndicate, provided such purchase, sale or dealing is permitted under the 1940 Act and the rules thereunder. Insofar as permitted by law, any rules of or under applicable law prohibiting or restricting in any way an agent or fiduciary from dealing with itself or from dealing with respect to any matter in which it may or does have a personal interest shall not apply to the Manager, to the extent its actions are authorized under this paragraph.

                  (D) The Manager shall maintain books and records with respect to the securities transactions of the Company, and furnish the Company's Board of Trustees such periodic and special reports as the Board may request.


                  (E) The Manager shall maintain a policy and practice of conducting its investment advisory operations independently of its commercial banking operations. When the Manager makes investment recommendations for a Fund, its investment advisory personnel shall not inquire or take into consideration whether the issuer of securities proposed for purchase or sale for the Fund's account are customers of its commercial department. In dealing with commercial customers, such commercial department shall not inquire or take into consideration whether securities of those customers are held by the Funds except as required by law.


                  (F) The Manager shall review, monitor and report to the Board of Trustees regarding the performance and investment practices, strategies, and procedures of the Manager and any Sub-adviser appointed by the Board of Trustees, and shall assist and consult with any Sub-adviser in connection with the Fund's continuous investment program.

         4. Compliance with Governing Instruments and Laws. In performing its duties as Manager for the Funds, the Manager shall act in conformity with the Company's Declaration of Trust, Bylaws, prospectuses and statements of additional information, and the instructions and directions of the Board of Trustees of the Company. In addition, the Manager shall conform to and comply with the requirements of the 1940 Act, the Rules and Regulations of the Commission, and all other applicable federal or state laws and regulations, including, but not limited to, Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and Section 817(h) of Subchapter L of the Code.

         5. Services Not Exclusive. The Manager shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided herein or authorized by the Board of Trustees from time to time, have no authority to act for or represent the Company in any way or otherwise be deemed its agent. The services furnished by the Manager hereunder are not deemed exclusive, and the Manager shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby.

         6. Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Manager hereby agrees that all records which it maintains for the Company are the property of the Company and further agrees to surrender promptly to the Company any such records upon the Company's request. The Manager agrees to obtain all Company records held by any subcontractor upon the termination of such subcontractor. The Manager further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 3la-1 under the 1940 Act. The Company shall have the right to inspect, audit or request copies of any and all records pertaining to this Agreement.

         7. Subcontractors. It is understood that the Manager may from time to time employ or associate with itself such person or persons as the Manager may believe to be particularly fitted to assist in the performance of this Agreement; provided, however, that the compensation of such person or persons shall be paid by the Manager. Without limiting the generality of the foregoing, it is understood that the Manager and the Company intend to enter into an agreement with PFPC under which PFPC will provide certain administration services to the Company ("subadministration services"), and that the Manager shall pay PFPC for the provision of such subadministration services. It is understood that the Manager shall be as fully responsible to the Company for the acts and omissions of any subcontractor as it is for its own acts and omissions. It is also understood that the Manager and the Company intend to enter into an agreement with PFPC under which PFPC will provide certain accounting, bookkeeping, pricing and dividend distribution calculation services ("accounting services") with respect to the Funds, and that the Funds shall pay PFPC for the provision of such accounting services.

         8. Expenses Assumed as Manager. Except as otherwise stated in this Agreement, the Manager shall pay all expenses incurred by it in performing its services and duties hereunder as Manager including the fees of any sub-adviser and the cost of any independent pricing service used in connection with the Funds (other than the cost of securities purchased for the Company). The Company shall bear other expenses incurred in the operation of the Funds, including without limitation taxes, interest, brokerage fees and commissions, if any, fees of trustees who are not officers, directors, partners, employees or holders of 5 percent or more of the outstanding voting securities of the Manager or any of its affiliates, Commission fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, outside auditing and legal expenses, costs of maintaining trust existence, costs of preparing and printing prospectuses or any supplements or amendments thereto necessary for the continued effective registration of the Shares under federal or state securities laws, costs of printing and distributing any prospectus, supplement or amendment thereto for existing shareholders of the Funds described therein, costs of shareholders' reports and meetings, and any extraordinary expenses.


         9. Compensation. For the services provided and the expenses assumed pursuant to this Agreement, the Company shall pay the Manager a fee, computed daily and payable monthly, at the following annual rates of the average net assets of each Fund: Money Market Fund - .22%; Managed Bond Fund - .37%; Capital Income Fund - .48%; Mid-Cap Equity Fund - .53%; Blue Chip Fund - .53%; Aggressive Growth Fund - .61%; International Fund - .66% and Global Value -
 .___%. Such fee as is attributable to each Fund shall be a separate (and not joint or joint and several) obligation of each such Fund. Notwithstanding anything to the contrary herein, if in any fiscal year the aggregate operating expenses of any Fund, other than interest, taxes, brokerage commissions and extraordinary expenses, exceed the following expense limitations, the Company may deduct from the fees to be paid pursuant to this Agreement, or the Manager shall bear such excess, to the extent of its management fees with respect to such Fund for such year less 0.02% of the average net assets of the Fund for such year: Money Market Fund - .60%; Managed Bond Fund - .75%; Capital Income Fund - .87%; Blue Chip Fund - .94%; Mid-Cap Equity Fund - .94%; Aggressive Growth Fund - 1.03%; International Fund - 1.24% and Global Value - .____%. Such deduction or payment, if any, will be estimated and accrued daily and paid on a monthly basis.


         10. Confidentiality. The Manager shall treat confidentially and as proprietary information of the Company all records and other information relative to the Company and prior or present shareholders or those persons or entities who respond to the Distributor's inquiries concerning investment in the Company, and shall not use such records and information for any purpose other than performance of its responsibilities and duties hereunder or under any other agreement with the Company except after prior notification to and approval in writing by the Company, which approval shall not be unreasonably withheld and may not be withheld where the Manager may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Company. Nothing contained herein, however, shall prohibit the Manager from advertising to or soliciting the public generally with respect to other products or services, including, but not limited to, any advertising or marketing via radio, television, newspapers, magazines or direct mail solicitation, regardless of whether such advertisement or solicitation may coincidentally include prior or present Company shareholders or those persons or entities who have responded to inquiries with respect to the Funds.

         11. Limitations of Liability. Subject to the provisions of this Agreement concerning the Manager's responsibilities for the acts and omissions of persons employed or associated with the Manager, the Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Company or by any Fund in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement. Any person, even though also an officer, director, employee or agent of the Manager, who may be or become an officer, director, employee or agent of the Company, shall be deemed, when rendering services to the Company or to any Fund, or acting on any business of the Company or of any Fund (other than services or business in connection with the Manager's duties as Manager hereunder or under any other agreement with the Company) to be rendering such services to or acting solely for the Company or Fund and not as an officer, director, employee or agent or one under the control or direction of the Manager even though paid by the Manager.

         The Manager acknowledges and agrees that the Declaration of Trust of the Company provides that the Trustees of the Company and the officers of the Company executing this Agreement on behalf of the Company shall not be personally bound hereby or liable hereunder, nor shall resort be had to their private property or the private property of the shareholders of the Company for the satisfaction of any claim or obligation under this Agreement.

         12. Duration or Termination. This Agreement shall become effective as of the date first written above and, unless sooner terminated as provided herein, shall continue until February 27, 1999. Thereafter, this Agreement will be extended with respect to a particular Fund for successive one-year periods ending on October 31st of each year, provided each such extension is specifically approved at least annually (a) by vote of a majority of those members of the Company's Board of Trustees who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Company's Board of Trustees or by vote of a majority of the outstanding voting securities of such Fund. This Agreement may be terminated by the Company at any time with respect to any Fund, without the payment of any penalty, by vote of a majority of the entire Board of Trustees of the Company or by a vote of a majority of the outstanding voting securities of such Fund on 60 days' written notice to the Manager, or by the Manager at any time, without the payment of penalty, on 60 days' written notice to the Company. This Agreement will immediately terminate in the event of its assignment. As used in this Agreement, the terms "majority of the outstanding voting securities," "interested persons" and "assignment" shall have the same meanings as such terms have in the 1940 Act.

         13. Names. The name "Pacific Innovations Trust, a Delaware Business Trust" refers to the trust created and the trustees, as trustees but not individually or personally, acting from time to time under a Declaration of Trust dated September 25, 1996, as amended, which is hereby referred to and a copy of which is on file at the principal office of the Company. The trustees, officers, employees and agents of the Company shall not personally be bound by or liable under any written obligation, contract, instrument, certificate or other interest or undertaking of the Company made by the trustees or by an officer, employee or agent of the Company, in his or her capacity as such, nor shall resort be had to their private property for the satisfaction of any obligation or claim thereunder. All persons dealing with any series or class of shares of the Company may enforce claims against the Company only against the assets belonging to such series or class.

         14. Notices. Notices of any kind to be given to the Company hereunder by the Manager shall be in writing and shall be duly given if mailed or delivered to the Company at the following:

                           Pacific Innovations Trust, a
                           Delaware Business Trust
                           c/o PFPC Inc.
                           103 Bellevue Parkway
                           Wilmington, Delaware  19809

                           With a copy to:

                           Cathy O'Kelly, Esq.
                           Vedder, Price, Kaufman & Kammholz
                           222 N. LaSalle, 26th Floor
                           Chicago, Illinois  60601

or at such other address or to such individual as shall be so specified by the Company to the Manager. Notices of any kind to be given to the Manager hereunder by the Company shall be in writing and shall be duly given if mailed or delivered to the Manager at:


                           Bank of America
                           555 California St., 8th Floor
                           San Francisco, CA  94104
                           Attn:    Jay Gould, Esq.


or at such other address or to such individual as shall be so specified by the Manager to the Company.

         15. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. Subject to the provisions of Section 12 hereof, this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by Delaware law (without regard to principles of conflicts of law); provided, however, that nothing herein shall be construed in a manner inconsistent with the 1940 Act or any rule or regulation of the Commission thereunder.

         IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

                                                  PACIFIC INNOVATIONS TRUST, A
                                                  DELAWARE BUSINESS TRUST



                                                  By:
                                                     ---------------------------
                                                              President


Attest:
       ------------------------------
                  Secretary




                                                 BANK OF AMERICA NATIONAL TRUST
                                                 AND SAVINGS ASSOCIATION



                                                 By:
                                                    ----------------------------
                                                              President



Attest:
       ------------------------------
                General Counsel

                                                                       EXHIBIT B


                         FORM OF SUB-ADVISORY AGREEMENT
                                Managed Bond Fund

                  AGREEMENT, made as of __________, 1998 between Bank of America National Trust and Savings Association, a national banking association (hereinafter called the "Manager"), and Scudder Kemper Investments, Inc., a New York Corporation (hereinafter called the "Sub-Adviser").

                  WHEREAS, the Pacific Innovations Managed Bond Fund (hereinafter called the "Fund"), is a series of Pacific Innovations Trust, a Delaware business trust (the "Trust"), in an open-end, management investment company organized as a business trust under the laws of the State of Delaware; and

                  WHEREAS, pursuant to Management Agreement dated ____________ ___, 1998 (hereinafter called the "Management Agreement") by and between the Trust and the Manager, the Manager has agreed to furnish investment management services to the Fund; and

                  WHEREAS, the Management Agreement specifically authorizes the Manager and sub-contract investment advisory services on behalf of the Fund to the Sub-Adviser pursuant to a sub-advisory agreement agreeable to the Trust and approved in accordance with the provisions of the Declaration of Trust and Bylaws of the Trust; and

                  WHEREAS, the Board of Trustees of the Trust has approved this Agreement, and the Sub-Adviser is willing to furnish such services upon the terms and conditions herein set forth;

                  NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

         1.       APPOINTMENT.

         The Manager hereby appoints the Sub-Adviser to act as sub-investment adviser with respect to the investment portfolio of the Fund for the period and on the terms set forth in this Agreement and the Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

         2.       SERVICES OF SUB-ADVISER.

         Subject to the oversight and supervision of the Manager and the Trust's Board of Trustees, the Sub-Adviser will provide a continuous investment program for the Fund, including investment research and management with respect to all securities, investments, cash and cash equivalents in the portfolio of the Fund. The Sub-Adviser will determine from time to time what securities and other investments will be purchased, retained or sold by the Fund. The Sub-Adviser will provide the services rendered by it under this Agreement in accordance with the investment criteria and policies established form time to time for the Fund by the Manager, the investment objective, policies and restrictions as stated in the Fund's current Prospectus with respect to the Fund, and resolutions of the Trust's Board of Trustees. Without limiting the generality of the foregoing, the Sub-Adviser further agrees that it will maintain all books and records regarding the securities transactions with respect to the Fund, keep books of account with respect to the Fund and supply the Trust and its Board of Trustees with reports, statistical data and economic information as reasonably requested.

         3.       OTHER COVENANTS.

         The Sub-Adviser agrees that it:

                  (a) will conform with all applicable rules and regulations of the U.S. Securities and Exchange Commission and will, in addition, conduct its activities under this Agreement in accordance with other applicable law;

                  (b) will use the same skill and care in providing services under this Agreement as it uses in providing services to other investment funds for which it has investment responsibilities;

                  (c) will place orders pursuant to its investment determinations with respect to the Fund with brokers or dealers reasonably acceptable to the Manager including its broker-dealer affiliate Scudder Investor Services, Inc. or any successor to it. In executing portfolio transactions and selecting brokers or dealers, the Sub-Adviser will use its best efforts to seek on behalf of the Fund the best overall terms available. In assessing the best overall terms available to any transaction, the Sub-Adviser shall consider all factors that it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of any commission or spread, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available, and in selecting the broker-dealer to execute a particular transaction, the Sub-Adviser may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the U.S. Securities Exchange Act of 1934 as amended), provided with respect to the Fund or other accounts over which the Sub-Adviser or an affiliate of the Sub-Adviser exercises investment discretion. The Sub-Adviser is authorized, subject to the prior approval of the Manager and the Fund's Board of Trustees, to pay a broker or dealer who provides such brokerage and research services a commission or spread for executing a portfolio transaction with respect to the Fund that is in excess of the amount of commission or spread another broker or dealer would have charged for effecting that transaction if, but only if, the Sub-Adviser determines in good faith that such commission or spread was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer -- viewed in terms of that particular transaction or in terms of the overall responsibilities of the Sub-Adviser to the Fund. In no instance will portfolio securities be purchased from or sold to the Manager, the Sub-Adviser, or Provident Distributors, Inc. (or any of its affiliates) acting as principal or broker, except to the extent permitted by law. In executing portfolio transactions with respect to the Fund, the Sub-Adviser may, but is not obligated to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased with those of its other clients where such aggregation is not inconsistent with the policies set forth in the Fund's currently effective Prospectus. In such event the Sub-Adviser will allocate the securities so purchased or sold, and the expenses incurred in the transaction, in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and such other clients.

                  (d) When the Sub-Adviser makes investment recommendations with respect to the Fund, its investment advisory personnel will not inquire or take into consideration whether the issuers of securities proposed for purchase or sale for the account of the Fund are customers of its, or any of its affiliates' other departments.

                  (e) Will treat confidentially and as proprietary information of the Fund all records and other information relative to the Fund and prior or present Fund interest holders ("Investors") or those persons or entities who respond to inquiries concerning investment in the Fund and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder or under any other agreement with the Trust except after prior notification to an approval in writing by the Trust, which approval shall not be unreasonably withheld and may not be withheld where the Sub-Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Trust. Nothing contained herein, however, shall prohibit the Sub-Adviser from advertising to or soliciting the public generally with respect to other products or services, including, but not limited to, any advertising or marketing via radio, television, newspapers, magazines or direct mail solicitation, regardless of whether such advertisement or solicitation may coincidentally include prior or present Investors or those persons or entities who have responded to inquiries regarding the Fund, to the extent permitted by applicable law.

                  (f) Will not purchase any securities from or sell any securities to or engage in any financial transactions with the Manager or any of its affiliates on behalf of the Fund. Nothing in this subsection shall in any way prohibit the Sub-Adviser or any of its affiliates from purchasing securities from, selling securities to or engaging in any other financial transactions with the Manager or any of its affiliates on behalf of any other accounts managed by the Sub-Adviser or for the Sub-Adviser's own account.

                  (g) Will provide the information set forth on Appendix A attached hereto.

         4.       SERVICES NOT EXCLUSIVE.

         The services furnished by the Sub-Adviser hereunder are deemed not to be exclusive, and the Sub-Adviser shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby. The Sub-Adviser will for all purposes herein be deemed to be an independent contractor and will, unless otherwise expressly authorized, have no authority to act for or represent the Fund or the Manager in any way or otherwise be deemed their agent.

         5.       BOOKS AND RECORDS.

         The Sub-Adviser hereby agrees that all records that it maintains with respect to the Fund are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust's request, copies of which may be retained by the Sub-Adviser. The Sub-Adviser further agrees to maintain and to preserve the information required pursuant to and for the periods prescribed by Rule 31a-1 and Rule 31a-2, respectively under the U.S. Investment Company Act of 1940 (the "1940 Act").

         6.       EXPENSES.

         During the term of this Agreement, the Sub-Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities (including brokerage commissions or spreads and other transaction costs, if any) purchased or sold with respect to the Fund.

         7.       COMPENSATION.

         For the services provided and the expenses assumed pursuant to this Agreement, the Manager will pay the Sub-Adviser, and the Sub-Adviser will accept as full compensation therefor, a fee, computed daily and payable monthly (in arrears), at the following annual rates based upon the total net assets of the Fund as follows:

                    FUND ASSETS                                    RATE OF SUB-ADVISORY FEE
                    -----------                                    ------------------------
0 -- $25 million                                                             0.20%
in excess of $25 million up to and including $50 million                     0.15%
in excess of $50 million                                                     0.10%

         The Sub-Adviser acknowledges that it shall not be entitled to any further compensation from the Manager in respect of the services provided and expenses assumed by it under this Agreement. The Sub-Adviser's fees hereunder, and the Sub-Adviser's sole recourse for payment of such fees shall be to the Manager.

         8.       REDUCTION OF FEES.

         The Manager and Sub-Adviser hereby agree that the fees of the Sub-Adviser pursuant to this Agreement shall be subject to reduction or waiver in the event that the Manager reduces or waives all or a portion of the Management fee otherwise due to the Manager pursuant to the Management Agreement in order to permit the Fund to meet its initial target expense ratio of 0.75 of 1%. To the extent Fund meets its initial target expense ratio including partial or full Management fees, the Sub-Adviser shall not be required to waive fees in order for the Fund to maintain expenses below the target expense ratio. Such reduction or waiver shall be effective with respect to the Sub-Advisory fee due hereunder upon thirty (30) days' written notice (or facsimile) by the Manager to the Sub- Adviser. All such reductions of the Management fee pursuant to notice as provided herein shall be shared by and assessed against the Manager and the Sub-Adviser equally rather than pro rata. Nothing in this section 8 shall be interpreted to limit the ability of the Manager and the Sub-Adviser to voluntarily and immediately waive or reduce any portion of their respective fees nor shall any such voluntary and immediate fee reduction or waiver be construed as a waiver by the Sub-Adviser of the notice provision in any further fee reductions or waivers as provided for herein.

         9.       LIMITATION OF LIABILITY.

         The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of this Agreement, except that the Sub-Adviser shall be liable shall be liable to the Fund for any loss resulting from a breach of fiduciary duty by the Sub-Adviser with respect to the receipt of compensation for services or any loss resulting from willful misfeasance, bad faith or negligence on the part of the Sub-Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement. The Sub-Adviser acknowledges and agrees that the performance of this Agreement is for the benefit of the Fund, that the Sub-Adviser is therefore directly liable and responsible to the Fund for the performance of its obligations hereunder, and that the Fund may enforce in its own name and for itself such liability and responsibility.

         10.      DURATION AND TERMINATION.

         This Agreement will become effective as of the date hereof and, unless sooner terminated as provided herein, shall continue in effect until February 27, 1999. Thereafter, if not terminated, this Agreement shall automatically continue in effect for successive annual periods ending on February 27, provided such continuance is specifically approved at least annually by the vote of a majority of the Trust's Board of Trustees at a meeting called for the purpose of voting on such approval. Notwithstanding the foregoing, this Agreement may be terminated at any time, without the payment of any penalty, by the Manager or by the Trust (by vote of the Trust's Board of Trustees) on sixty days' written notice to the Sub-Adviser, or by the Sub-Adviser, on sixty days' written notice to the Trust, provided that in each such case, notice shall be given simultaneously to the Manager. In addition, notwithstanding anything herein to the contrary, in the event of the termination of the Management Agreement for any reason (whether by the Trust, by the Manager or by operation of law) this Agreement shall terminate upon the effective date of such termination of the Management Agreement. This Agreement will immediately terminate in the event of its assignment. (As used in this Agreement, the term "assignment" shall have the same meaning as such term has in the 1940 Act.)

         11.      AMENDMENT TO THIS AGREEMENT.

         No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No amendment of this Agreement shall be effective until approved by vote of a majority of the Trust's Trustees.

         12.      MISCELLANEOUS.

         The captions of this Agreement are included for convenience of reference only and in no may define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and shall be governed by the internal laws, and not the law of conflicts, of the State of California, provided that nothing herein will be construed in a manner inconsistent with the 1940 Act, the Investment Advisers Act of 1940, as amended, any rule or regulation of the U.S. Securities and Exchange Commission thereunder.

         13.      NAMES.

         The names "Fund," "Trust" and the "Board of Trustees," refer respectively to the Trust created and the Trustees, as trustees but not individually or personally, acting from time to time under the Declaration of Trust, dated September 25, 1996, which is hereby referred to and a copy of which is on file at the principal office of the Trust. The Trustees, officers, employees and agents of the Trust shall not personally be bound by or liable under any written obligation, contract, instrument, certificate or other instrument or undertaking of the Trust made by the Trustees or by an officer, employee or agent of the Trust, in his or her capacity as such, nor shall resort be had to their private property for the satisfaction of any obligation or claim thereunder.

         IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.


BANK OF AMERICA NATIONAL TRUST AND SAVINGS    SCUDDER KEMPER INVESTMENTS, INC.
ASSOCIATION


By:      _______________________________      By:      _________________________
Title:   _______________________________      Title:   _________________________

                                                                       EXHIBIT C

                                     FORM OF
                             SUB-ADVISORY AGREEMENT
                               International Fund


         AGREEMENT, made as of __________ __, 1998, between Bank of America National Trust and Savings Association, a national banking association (hereinafter called the "Manager"), and Wellington Management Company, LLP a Massachusetts limited liability partnership (hereinafter called the "Sub-Adviser").

         WHEREAS, the Pacific Innovations International Fund (hereinafter called the "Fund") is a series of an open-end, management investment company organized as a business trust under the laws of the state of Delaware (the "Trust"); and

         WHEREAS, pursuant to a Management Agreement of even date herewith (hereinafter called the "Management Agreement") by and between the Trust and the Manager, the Manager has agreed to furnish investment management services to the Fund; and

         WHEREAS, the Management Agreement specifically authorizes the Manager to sub-contract investment advisory services on behalf of the Fund to the Sub-Adviser pursuant to a sub-advisory agreement agreeable to the Trust and approved in accordance with the provisions of the Declaration of Trust and Bylaws of the Trust; and

         WHEREAS, the Board of Trustees of the Trust has approved this Agreement, and the Sub-Adviser is willing to furnish such services upon the terms and conditions herein set forth;

         NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

         1.       APPOINTMENT.

         The Manager hereby appoints the Sub-Adviser to act as sub-investment adviser with respect to the investment portfolio of the Fund for the period and on the terms set forth in this Agreement and the Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

         2.       SERVICES OF SUB-ADVISER.

         Subject to the oversight and supervision of the Manager and the Trust's Board of Trustees, the Sub-Adviser will provide a continuous investment program for the Fund, including investment research and management with respect to all securities, investments, cash and cash equivalents in the portfolio of the Fund. The Sub-Adviser will determine from time to time what securities and other investments will be purchased, retained or sold by the Fund. The Sub-Adviser will provide the services rendered by it under this Agreement in accordance with the investment criteria and policies established from time to time for the Fund by the Manager, the investment objective, policies and restrictions as stated in the Fund's current Prospectus with respect to the Fund, and resolutions of the Trust's Board of Trustees. Without limiting the generality of the foregoing, the Sub-Adviser further agrees that it will maintain such books and records regarding the securities transactions with respect to the Fund, as may be required or otherwise requested by the Manager and supply the Trust and its Board of Trustees with reports, statistical data and economic information as reasonably requested.

         3.       OTHER COVENANTS.

         The Sub-Adviser agrees that it:

                  (A) will conform with all applicable rules and regulations of the U.S. Securities and Exchange Commission and will, in addition, conduct its activities under this Agreement in accordance with other applicable law;

                  (B) will use the same skill and care in providing services under this Agreement as it uses in providing services to other investment funds for which it has investment responsibilities;

                  (C) will place orders pursuant to its investment determinations with respect to the Fund with brokers or dealers in accordance with the policy set forth in the Fund's prospectus or as the Manager or Board of Trustees may direct from time to time. In executing portfolio transactions and selecting brokers or dealers, the Sub-Adviser will use its best efforts to seek on behalf of the Fund the best overall terms available. In assessing the best overall terms available for any transaction, the Sub-Adviser shall consider all factors that it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of any commission or spread, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available, and in selecting the broker-dealer to execute a particular transaction, the Sub-Adviser may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the U.S. Securities Exchange Act of 1934, as amended) provided with respect to the Fund or other accounts over which the Sub-Adviser or an affiliate of the Sub-Adviser exercises investment discretion. The Sub-Adviser is authorized to pay to a broker or dealer who provides such brokerage and research services a commission or spread for executing a portfolio transaction with respect to the Fund that is in excess of the amount of commission or spread another broker or dealer would have charged for effecting that transaction if, but only if, the Sub-Adviser determines in good faith that such commission or spread was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer -- viewed in terms of that particular transaction or in terms of the overall responsibilities of the Sub-Adviser to the Fund. In no instance will portfolio securities be purchased from or sold to the Manager, the Sub-Adviser, or Provident Distributors, Inc. (or any of its affiliates) acting as principal or broker, except to the extent permitted by law. In executing portfolio transactions with respect to the Fund, the Sub-Adviser may, but is not obligated to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased with those of its other clients where such aggregation is not inconsistent with the policies set forth in the Fund's currently effective Prospectus. In such event the Sub-Adviser will allocate the securities so purchased or sold, and the expenses incurred in the transaction, in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Fund and such other clients;

                  (D) will treat confidentially and as proprietary information of the Fund all records and other information relative to the Fund and prior or present Fund interest holders ("Investors") or those persons or entities who respond to inquiries concerning investment in the Fund and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder or under any other agreement with the Fund except after prior notification to an approval in writing by the Fund, which approval shall not be unreasonably withheld and may not be withheld where the Sub-Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Fund. Nothing contained herein, however, shall prohibit the Sub-Adviser from advertising to or soliciting the public generally with respect to other products or services, including, but not limited to, any advertising or marketing via radio, television, newspapers, magazines or direct mail solicitation, regardless of whether such advertisement or solicitation may coincidentally include prior or present Investors or those persons or entities who have responded to inquiries regarding the Fund, to the extent permitted by applicable law;

                  (E) will not purchase any securities from or sell any securities to or engage in any financial transactions with the Manager or any of its affiliates on behalf of the Fund. Nothing in this subsection shall in any way prohibit the Sub-Adviser or any of its affiliates from purchasing securities from, selling securities to or engaging in any other financial transactions with the Manager or any of its affiliates on behalf of any other accounts managed by the Sub-Adviser.

                  (F) will provide the Fund's Custodian on each business day with information relating to all transactions concerning the Fund's assets and shall provide the manager with such information upon request.

                  (G) on a monthly basis, will provide information regarding investment strategy to be employed by the Sub-Adviser on behalf of the Fund and information regarding the Fund's performance against its benchmark and will provide such other information as the Manager may reasonably request from time to time.

         4.       SERVICES NOT EXCLUSIVE.

         The services furnished by the Sub-Adviser hereunder are deemed not to be exclusive, and the Sub-Adviser shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby. The Sub-Adviser will for all purposes herein be deemed to be an independent contractor and will, unless otherwise expressly authorized, have no authority to act for or represent the Fund or the Adviser in any way or otherwise be deemed their agent.

         5.       BOOKS AND RECORDS.

         The Sub-Adviser hereby agrees that all records that it maintains with respect to the Fund are the property of the Fund and further agrees to surrender promptly to the Fund any of such records upon the Fund's request; provided, however, that the Sub-Adviser may retain a copy of such records. The Sub-Adviser further agrees to maintain and to preserve the information required pursuant to and for the periods prescribed by Rule 31a-1 and Rule 31a-2, respectively under the U.S. Investment Company Act of 1940 (the "1940 Act").

         6.       EXPENSES.

         During the term of this Agreement, the Sub-Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities (including brokerage commissions or spreads and other transaction costs, if any) purchased or sold with respect to the Fund.

         7.       COMPENSATION.

         For the services provided and the expenses assumed pursuant to this Agreement, the Manager will pay the Sub-Adviser, and the Sub-Adviser will accept as full compensation therefor, a fee, computed daily and payable monthly (in arrears), at the following annual rates based on the total net assets of the Fund as follows:



                    FUND ASSETS                                    RATE OF SUB-ADVISORY FEE
                    -----------                                    ------------------------
First--U.S. $50 million                                                      0.400%
next U.S. $100 million                                                       0.300%
next U.S. $350 million                                                       0.250%
over U.S. $500 million                                                       0.200%



         The Sub-Adviser acknowledges that it shall not be entitled to any further compensation from the Manager in respect of the services provided and expenses assumed by it under this Agreement. The Sub-Adviser's fees hereunder, and that the Sub-Adviser's sole recourse for payment of such fees shall be to the Manager.

         8.       LIMITATION OF LIABILITY.

         The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of this Agreement, except that the Sub-Adviser shall be liable to the Fund for any loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or any loss resulting from willful misfeasance, bad faith or negligence on the part of the Sub-Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement. The Sub-Adviser acknowledges and agrees that the performance of this Agreement is for the benefit of the Fund, that the Sub-Adviser is therefore directly liable and responsible to the Fund for the performance of its obligations hereunder, and that the Fund may enforce in its own name and for itself such liability and responsibility.

         9.      DURATION AND TERMINATION.

         This Agreement will become effective as of the date hereof and, unless sooner terminated as provided herein, shall continue in effect until February 27, 1999. Thereafter, if not terminated, this Agreement shall automatically continue in effect for successive annual periods ending on February 27, provided such continuance is specifically approved at least annually by the vote of a majority of the Trust's Board of Trustees at a meeting called for the purpose of voting on such approval. Notwithstanding the foregoing, this Agreement may be terminated at any time, without the payment of any penalty, by the Manager or by the Trust (by vote of the Trust's Board of Trustees) on sixty days' written notice to the Sub-Adviser, or by the Sub-Adviser, on sixty days' written notice to the Trust, provided that in each such case, notice shall be given simultaneously to the Manager. In addition, notwithstanding anything herein to the contrary, in the event of the termination of the Management Agreement for any reason (whether by the Fund, by the Manager or by operation of law) this Agreement shall terminate upon the effective date of such termination of the Management Agreement. This Agreement will immediately terminate in the event of its assignment. (As used in this Agreement, the term "assignment" shall have the same meaning as such term has in the 1940 Act.)

         10.      AMENDMENT OF THIS AGREEMENT.

         No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No amendment of this Agreement shall be effective until approved by vote of a majority of the Trust's Trustees.

         11.      MISCELLANEOUS.

         The captions in the Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by the internal laws, and not the law of conflicts, of the State of California, provided that nothing herein will be construed in a manner inconsistent with the 1940 Act, the Investment Advisers Act of 1940, as amended, or any rule or regulation of the U.S. Securities and Exchange Commission thereunder.

         12.      NAMES.

         The names "Fund," "Trust" and the "Board of Trustees", (of the Trust) refer respectively to the Trust created and the Trustees, as trustees but not individually or personally, acting from time to time under the Declaration of Trust, dated September 25, 1996, which is hereby referred to and a copy of which is on file at the principal office of the Trust. The Trustees, officers, employees and agents of the Trust shall not personally be bound by or liable under any written obligation, contract, instrument, certificate or other interest or undertaking of the Trust made by the Trustees or by an officer, employee or agent of the Trust, in his or her capacity as such, nor shall resort be had to their private property for the satisfaction of any obligation or claim thereunder.

         IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

BANK OF AMERICA NATIONAL TRUST AND        WELLINGTON MANAGEMENT COMPANY, LLP
SAVINGS ASSOCIATION


By: __________________________________    By: __________________________________
         Title:                                    Title:

                                                                       EXHIBIT D


                         COMPARABLE INVESTMENT COMPANIES
                           ADVISED BY BANK OF AMERICA


         As of April 30, 1998 Bank of America provided advisory services to the following open- and closed-end funds with investment objectives similar to the
Funds:



                                                       NET ASSETS AS OF                ADVISORY COMPENSATION
                                                        April 30, 1998            ON AN ANNUAL BASIS BASED ON THE
                      NAME                              (000 OMITTED)            VALUE OF AVERAGE DAILY NET ASSETS
                      ----                              -------------            ---------------------------------
Pacific Horizon Aggressive Growth Fund                 $232,741,522.00           0.60%
Pacific Horizon Government Fund                        $416,149,877.00           0.10% of first $3 billion
                                                                                 0.09% of next $2 billion
                                                                                 0.08% over $5 billion
Pacific Horizon Intermediate Bond Fund                  $76,886,540.00           0.30%
Pacific Horizon Capital Income Fund                    $421,686,246.00           0.45%
Pacific Horizon Blue Chip Fund                         $762,543,391.00           0.50%
Pacific Horizon International Equity Fund               $47,230,128.00           0.75%

World Horizon Aggressive Growth Fund                    $15,787,210.00
World Horizon International Equity Fund                 $35,591,266.00
World Horizon International Bond Fund                   $35,340,150.00
World Horizon U.S. Bond Fund                            $52,417,753.00
World Horizon U.S. Equity Fund                          $59,685,259.00

                                                                      EXHIBIT E


                         COMPARABLE INVESTMENT COMPANIES
                            ADVISED BY SCUDDER KEMPER


         As of April 30, 1998, Scudder Kemper provided advisory services to the following open- and closed-end funds with investment objectives similar to the Managed Bond Fund.



                          NET ASSETS AS OF              ADVISORY COMPENSATION
                           APRIL 30, 1998            ON AN ANNUAL BASIS BASED ON THE
         NAME              (000 OMITTED)          VALUE OF AVERAGE DAILY NET ASSETS
         ----              -------------          ---------------------------------
Scudder Income Fund          745.0 (mm)              First $200 million/0.650%
                                                     Next $300 million/0.600%
                                                     Over $500 million/0.550%

Scudder Short Term Bond    1,089.3 (mm)              First $500 million/0.600%
Fund                                                 Next $500 million/0.500%
                                                     Next $500 million/0.450%
                                                     Next $500 million/0.400%
                                                     Next $1 billion/0.375%
                                                     Over $3 billion/0.350%


                                                                       EXHIBIT F


                         COMPARABLE INVESTMENT COMPANIES
                        ADVISED BY WELLINGTON MANAGEMENT





         As of April 30, 1998, Wellington Management provided advisory services to the following registered investment company portfolios, with investment objectives similar to the International Fund:



                                                                 NET ASSETS AS OF         ADVISORY COMPENSATION
                                                                    4/30/98          ON AN ANNUAL BASIS BASED ON THE
   NAME OF FUND                                                  (000 OMITTED)       VALUE OF AVERAGE DAILY NET ASSETS
   ------------                                                  -------------       ---------------------------------
Hartford International Advisers Fund, Inc.(a)...............   $ 245.09 million           First $ 50 million/0.400%
                                                                                          Next  $100 million/0.300%
                                                                                          Next  $350 million/0.250%
                                                                                          Over  $500 million/0.200%

Hartford International Opportunities Fund, Inc.(a)..........   $   1.23 billion           First $ 50 million/0.400%
                                                                                          Next  $100 million/0.300%
                                                                                          Next  $350 million/0.250%
                                                                                          Over  $500 million/0.200%

The Hartford Mutual Funds, Inc.: International
   Opportunities Fund(b)*...................................   $  40.86 million           First $500 million/0.850%
                                                                                          Next  $500 million/0.750%
                                                                                        Over  $1,000 million/0.700%

Anchor Series Trust Foreign Securities Portfolio(c).........   $  36.85 million           First $ 50 million/0.400%
                                                                                          Next  $100 million/0.270%
                                                                                          Next  $350 million/0.200%
                                                                                          Over  $500 million/0.150%

Anchor Series Trust Strategic Multi-Asset
   Portfolio(c).............................................   $  55.64 million           First $ 50 million/0.300%
                                                                                          Next  $100 million/0.200%
                                                                                          Next  $350 million/0.175%
                                                                                          Over  $500 million/0.150%

Pacific Horizon Funds, Inc.:
   International Equity Fund*  .............................   $  46.57 million           First $ 50 million/0.400%
                                                                                          Next  $100 million/0.300%
                                                                                          Next  $350 million/0.250%
                                                                                          Over  $500 million/0.200%

The Pillar Funds: International Growth Fund..................  $  15.50 million           First $ 50 million/0.600%
                                                                                          Next  $ 50 million/0.450%
                                                                                          Over  $150 million/0.300%



--------------------

(a) A mutual fund used as an investment vehicle for a variable annuity product offered by Hartford Financial Services Group, Inc. ("Hartford"), a Connecticut insurance holding company. Wellington serves as investment sub-adviser for approximately $26.18 billion in assets for mutual funds sponsored by Hartford.

(b) A mutual fund publicly offered by Hartford. Wellington serves as investment sub-adviser for approximately $26.18 billion in assets for mutual funds sponsored by Hartford.

(c) A mutual fund used as an investment vehicle for a variable annuity product offered by SunAmerica, Inc. ("SunAmerica"), a financial services company. Wellington serves as investment sub-adviser for approximately $2.29 billion in assets for mutual funds sponsored by SunAmerica.

 *    Subject to certain fee waivers.

                           VOTING INSTRUCTION / PROXY
                            Pacific Innovations Trust
                         Money Market Fund (the "Fund")


The undersigned owner of a variable annuity contract ("Variable Contract") issued by Pacific Life Insurance Company ("Pacific Life") and funded by a separate account of Pacific Life, hereby instructs Pacific Life or its designated attorneys and proxies, on behalf of the separate account to vote the shares of the Fund attributable to his or her Variable Contract at the special meeting of shareholders of Pacific Innovations Trust (the "Trust"), to be held at 9:00 a.m. Eastern Time, on June 26, 1998, at the offices of the Fund, 400 Bellevue Parkway, Wilmington, Delaware, and at any adjournment thereof, in the manner directed below, with respect to the matters referred to in the proxy statement for the meeting, receipt of which is hereby acknowledged, and in the discretion of Pacific Life or its designated attorneys and proxies upon such matters as may properly come before the meeting and at any adjournment thereof.



THIS VOTING INSTRUCTION/PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST. THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE FOR THE PROPOSALS AND THE ELECTION OF THE NOMINEES AS TRUSTEES. PLEASE VOTE BY CHECKING YOUR RESPONSE.



1.      Election of Trustees:  Edward S. Bottum, William P. Carmichael, Thomas
        M. Collins, Douglas B. Fletcher, Jr., Robert E. Greeley, Harold T. Joanning, Cornelius J. Pings


        _______FOR    __________  WITHHOLD ALL


        (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL STRIKE LINE THROUGH THE NOMINEE'S NAME IN THE LIST ABOVE.)



2. To approve a new Management Agreement between the Trust and Bank of America National Trust and Savings Association in connection with the merger of BankAmerica Corporation and NationsBank Corporation.


        _______FOR    __________  AGAINST          __________  ABSTAIN


5. To approve the selection of Price Waterhouse LLP as independent auditors for the current fiscal year.

        _______FOR    __________  AGAINST          __________  ABSTAIN


This voting instruction will be voted as specified. IF NO SPECIFICATION IS MADE, THIS VOTING INSTRUCTION WILL BE VOTED FOR THE PROPOSALS AND FOR THE ELECTION OF ALL OF THE NOMINEES FOR TRUSTEES. If this voting instruction is not returned or is not returned properly executed, such votes will be cast by Pacific Life on behalf of the pertinent separate account in the same proportion as it votes shares held by that separate account for which it has received instructions from Variable Contract owners.


Contract(s):                           Receipt of the Notice of Meeting and
                                       Proxy Statement is hereby acknowledged:
                                       Dated:  ____________________, 1998

Shares:  XXXXXXXXX.XXXX
                                       ---------------------------------------

                                       ---------------------------------------

All designated owners of the Variable Contract(s) shown on this voting instruction must sign hereon. If as an attorney, executor, trustee, guardian or in some representative capacity or as an officer or a corporation or partnership, please add title as such.

PLEASE VOTE, SIGN AND DATE THIS VOTING INSTRUCTION AND RETURN IT IN THE ENCLOSED ENVELOPE PROMPTLY.

First Name Middle Initial Last Name (Owner)
First Name, Middle Initial Last Name (Joint Owner)
Address
Address
City, State     Zip

                           VOTING INSTRUCTION / PROXY
                            Pacific Innovations Trust
                         Managed Bond Fund (the "Fund")


The undersigned owner of a variable annuity contract ("Variable Contract") issued by Pacific Life Insurance Company ("Pacific Life") and funded by a separate account of Pacific Life, hereby instructs Pacific Life or its designated attorneys and proxies, on behalf of the separate account to vote the shares of the Fund attributable to his or her Variable Contract at the special meeting of shareholders of Pacific Innovations Trust (the "Trust"), to be held at 9:00 a.m. Eastern Time, on June 26, 1998, at the offices of the Fund, 400 Bellevue Parkway, Wilmington, Delaware, and at any adjournment thereof, in the manner directed below, with respect to the matters referred to in the proxy statement for the meeting, receipt of which is hereby acknowledged, and in the discretion of Pacific Life or its designated attorneys and proxies upon such matters as may properly come before the meeting and at any adjournment thereof.


THIS VOTING INSTRUCTION/PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST. THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE FOR THE PROPOSALS AND THE ELECTION OF THE NOMINEES AS TRUSTEES. PLEASE VOTE BY CHECKING YOUR RESPONSE.


1.      Election of Trustees:  Edward S. Bottum, William P. Carmichael, Thomas
        M. Collins, Douglas B. Fletcher, Jr., Robert E. Greeley, Harold T. Joanning, Cornelius J. Pings


        _______  FOR    __________  WITHHOLD ALL

        (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL STRIKE LINE THROUGH THE NOMINEE'S NAME IN THE LIST ABOVE.)


2. To approve a new Management Agreement between the Trust and Bank of America National Trust and Savings Association in connection with the merger of BankAmerica Corporation and NationsBank Corporation.


        _______  FOR    __________  AGAINST          __________  ABSTAIN


3. To approve a new Sub-Advisory Agreement between Bank of America National Trust and Savings Association and Scudder Kemper Investments, Inc. in connection with the merger of BankAmerica Corporation and NationsBank Corporation.

        _______  FOR    __________  AGAINST          __________  ABSTAIN



5. To approve the selection of Price Waterhouse LLP as independent auditors for the current fiscal year.


        _______  FOR    __________  AGAINST          __________  ABSTAIN

This voting instruction will be voted as specified. IF NO SPECIFICATION IS MADE, THIS VOTING INSTRUCTION WILL BE VOTED FOR THE PROPOSALS AND FOR THE ELECTION OF ALL OF THE NOMINEES FOR TRUSTEES. If this voting instruction is not returned or is not returned properly executed, such votes will be cast by Pacific Life on behalf of the pertinent separate account in the same proportion as it votes shares held by that separate account for which it has received instructions from Variable Contract owners.

Contract(s):                             Receipt of the Notice of Meeting and
                                         Proxy Statement is hereby acknowledged:
                                         Dated: ____________________, 1998

Shares:  XXXXXXXXX.XXXX
                                         ---------------------------------------

                                         ---------------------------------------

All designated owners of the Variable Contract(s) shown on this voting instruction must sign hereon. If as an attorney, executor, trustee, guardian or in some representative capacity or as an officer or a corporation or partnership, please add title as such.

PLEASE VOTE, SIGN AND DATE THIS VOTING INSTRUCTION AND RETURN IT IN THE ENCLOSED ENVELOPE PROMPTLY.

First Name Middle Initial Last Name (Owner)
First Name, Middle Initial Last Name (Joint Owner)
Address
Address
City, State     Zip

                           VOTING INSTRUCTION / PROXY
                            Pacific Innovations Trust
                        Capital Income Fund (the "Fund")



The undersigned owner of a variable annuity contract ("Variable Contract") issued by Pacific Life Insurance Company ("Pacific Life") and funded by a separate account of Pacific Life, hereby instructs Pacific Life or its designated attorneys and proxies, on behalf of the separate account to vote the shares of the Fund attributable to his or her Variable Contract at the special meeting of shareholders of Pacific Innovations Trust (the "Trust"), to be held at 9:00 a.m. Eastern Time, on June 26, 1998, at the offices of the Fund, 400 Bellevue Parkway, Wilmington, Delaware, and at any adjournment thereof, in the manner directed below, with respect to the matters referred to in the proxy statement for the meeting, receipt of which is hereby acknowledged, and in the discretion of Pacific Life or its designated attorneys and proxies upon such matters as may properly come before the meeting and at any adjournment thereof.


THIS VOTING INSTRUCTION/PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST. THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE FOR THE PROPOSALS AND THE ELECTION OF THE NOMINEES AS TRUSTEES. PLEASE VOTE BY CHECKING YOUR RESPONSE.


1.      Election of Trustees:  Edward S. Bottum, William P. Carmichael, Thomas
        M. Collins, Douglas B. Fletcher, Jr., Robert E. Greeley, Harold T. Joanning, Cornelius J. Pings


        _______  FOR    __________  WITHHOLD ALL

        (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL STRIKE LINE THROUGH THE NOMINEE'S NAME IN THE LIST ABOVE.)


2. To approve a new Management Agreement between the Trust and Bank of America National Trust and Savings Association in connection with the merger of BankAmerica Corporation and NationsBank Corporation.


        _______  FOR    __________  AGAINST          __________  ABSTAIN


5. To approve the selection of Price Waterhouse LLP as independent auditors for the current fiscal year.

        _______  FOR    __________  AGAINST          __________  ABSTAIN



This voting instruction will be voted as specified. IF NO SPECIFICATION IS MADE, THIS VOTING INSTRUCTION WILL BE VOTED FOR THE PROPOSALS AND FOR THE ELECTION OF ALL OF THE NOMINEES FOR TRUSTEES. If this voting instruction is not returned or is not returned properly executed, such votes will be cast by Pacific Life on behalf of the pertinent separate account in the same proportion as it votes shares held by that separate account for which it has received instructions from Variable Contract owners.

Contract(s):                             Receipt of the Notice of Meeting and
                                         Proxy Statement is hereby acknowledged:
                                         Dated: ____________________, 1998

Shares:  XXXXXXXXX.XXXX
                                         ---------------------------------------

                                         ---------------------------------------


All designated owners of the Variable Contract(s) shown on this voting instruction must sign hereon. If as an attorney, executor, trustee, guardian or in some representative capacity or as an officer or a corporation or partnership, please add title as such.

PLEASE VOTE, SIGN AND DATE THIS VOTING INSTRUCTION AND RETURN IT IN THE ENCLOSED ENVELOPE PROMPTLY.

First Name Middle Initial Last Name (Owner)
First Name, Middle Initial Last Name (Joint Owner)
Address
Address
City, State Zip

                           VOTING INSTRUCTION / PROXY
                            Pacific Innovations Trust
                         International Fund (the "Fund")



The undersigned owner of a variable annuity contract ("Variable Contract") issued by Pacific Life Insurance Company ("Pacific Life") and funded by a separate account of Pacific Life, hereby instructs Pacific Life or its designated attorneys and proxies, on behalf of the separate account to vote the shares of the Fund attributable to his or her Variable Contract at the special meeting of shareholders of Pacific Innovations Trust (the "Trust"), to be held at 9:00 a.m. Eastern Time, on June 26, 1998, at the offices of the Fund, 400 Bellevue Parkway, Wilmington, Delaware, and at any adjournment thereof, in the manner directed below, with respect to the matters referred to in the proxy statement for the meeting, receipt of which is hereby acknowledged, and in the discretion of Pacific Life or its designated attorneys and proxies upon such matters as may properly come before the meeting and at any adjournment thereof.


THIS VOTING INSTRUCTION/PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST. THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE FOR THE PROPOSALS AND THE ELECTION OF THE NOMINEES AS TRUSTEES. PLEASE VOTE BY CHECKING YOUR RESPONSE.


1.      Election of Trustees: Edward S. Bottum, William P. Carmichael, Thomas
        M. Collins, Douglas B. Fletcher, Jr., Robert E. Greeley, Harold T. Joanning, Cornelius J. Pings

        _______FOR        __________  WITHHOLD ALL

        (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL STRIKE LINE THROUGH THE NOMINEE'S NAME IN THE LIST ABOVE.)


2. To approve a new Management Agreement between the Trust and Bank of America National Trust and Savings Association in connection with the merger of BankAmerica Corporation and NationsBank Corporation.



        _______FOR        __________  AGAINST         __________  ABSTAIN


4. To approve a new Sub-advisory Agreement between Bank of America National Trust and Savings Association and Wellington Management Company, LLP in connection with the merger of BankAmerica Corporation and NationsBank Corporation.


        _______FOR        __________  AGAINST         __________  ABSTAIN



5. To approve the selection of Price Waterhouse LLP as independent auditors for the current fiscal year.


        _______FOR        __________  AGAINST         __________  ABSTAIN

This voting instruction will be voted as specified. IF NO SPECIFICATION IS MADE, THIS VOTING INSTRUCTION WILL BE VOTED FOR THE PROPOSALS AND FOR THE ELECTION OF ALL OF THE NOMINEES FOR TRUSTEES. If this voting instruction is not returned or is not returned properly executed, such votes will be cast by Pacific Life on behalf of the pertinent separate account in the same proportion as it votes shares held by that separate account for which it has received instructions from Variable Contract owners.

Contract(s):                            Receipt of the Notice of Meeting and
                                        Proxy Statement is hereby acknowledged:
                                        Dated: ____________________, 1998

Shares:  XXXXXXXXX.XXXX
                                        ----------------------------------------

                                        ----------------------------------------


All designated owners of the Variable Contract(s) shown on this voting instruction must sign hereon. If as an attorney, executor, trustee, guardian or in some representative capacity or as an officer or a corporation or partnership, please add title as such.

PLEASE VOTE, SIGN AND DATE THIS VOTING INSTRUCTION AND RETURN IT IN THE ENCLOSED ENVELOPE PROMPTLY.

First Name Middle Initial Last Name (Owner)
First Name, Middle Initial Last Name (Joint Owner)
Address
Address
City, State Zip

                           VOTING INSTRUCTION / PROXY
                            Pacific Innovations Trust
                       Aggressive Growth Fund (the "Fund")



The undersigned owner of a variable annuity contract ("Variable Contract") issued by Pacific Life Insurance Company ("Pacific Life") and funded by a separate account of Pacific Life, hereby instructs Pacific Life or its designated attorneys and proxies, on behalf of the separate account to vote the shares of the Fund attributable to his or her Variable Contract at the special meeting of shareholders of Pacific Innovations Trust (the "Trust"), to be held at 9:00 a.m. Eastern Time, on June 26, 1998, at the offices of the Fund, 400 Bellevue Parkway, Wilmington, Delaware, and at any adjournment thereof, in the manner directed below, with respect to the matters referred to in the proxy statement for the meeting, receipt of which is hereby acknowledged, and in the discretion of Pacific Life or its designated attorneys and proxies upon such matters as may properly come before the meeting and at any adjournment thereof.


THIS VOTING INSTRUCTION/PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST. THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE FOR THE PROPOSALS AND THE ELECTION OF THE NOMINEES AS TRUSTEES. PLEASE VOTE BY CHECKING YOUR RESPONSE.


1.      Election of Trustees: Edward S. Bottum, William P. Carmichael, Thomas
        M. Collins, Douglas B. Fletcher, Jr., Robert E. Greeley, Harold T. Joanning, Cornelius J. Pings


        _______  FOR         ________  WITHHOLD ALL

        (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL STRIKE LINE THROUGH THE NOMINEE'S NAME IN THE LIST ABOVE.)


2. To approve a new Management Agreement between the Trust and Bank of America National Trust and Savings Association in connection with the merger of BankAmerica Corporation and NationsBank Corporation.


        _______  FOR         ________  AGAINST            _________  ABSTAIN


5. To approve the selection of Price Waterhouse LLP as independent auditors for the current fiscal year.


        _______  FOR         ________   AGAINST           __________  ABSTAIN

This voting instruction will be voted as specified. IF NO SPECIFICATION IS MADE, THIS VOTING INSTRUCTION WILL BE VOTED FOR THE PROPOSALS AND FOR THE ELECTION OF ALL OF THE NOMINEES FOR TRUSTEES. If this voting instruction is not returned or is not returned properly executed, such votes will be cast by Pacific Life on behalf of the pertinent separate account in the same proportion as it votes shares held by that separate account for which it has received instructions from Variable Contract owners.

Contract(s):                            Receipt of the Notice of Meeting and
                                        Proxy Statement is hereby acknowledged:
                                        Dated: ____________________, 1998

Shares:  XXXXXXXXX.XXXX
                                        ----------------------------------------

                                        ----------------------------------------


All designated owners of the Variable Contract(s) shown on this voting instruction must sign hereon. If as an attorney, executor, trustee, guardian or in some representative capacity or as an officer or a corporation or partnership, please add title as such.

PLEASE VOTE, SIGN AND DATE THIS VOTING INSTRUCTION AND RETURN IT IN THE ENCLOSED ENVELOPE PROMPTLY.

First Name Middle Initial Last Name (Owner)
First Name, Middle Initial Last Name (Joint Owner)
Address
Address
City, State Zip

                           VOTING INSTRUCTION / PROXY
                            Pacific Innovations Trust
                           Blue Chip Fund (the "Fund")


The undersigned owner of a variable annuity contract ("Variable Contract") issued by Pacific Life Insurance Company ("Pacific Life") and funded by a separate account of Pacific Life, hereby instructs Pacific Life or its designated attorneys and proxies, on behalf of the separate account to vote the shares of the Fund attributable to his or her Variable Contract at the special meeting of shareholders of Pacific Innovations Trust (the "Trust"), to be held at 9:00 a.m. Eastern Time, on June 26, 1998, at the offices of the Fund, 400 Bellevue Parkway, Wilmington, Delaware, and at any adjournment thereof, in the manner directed below, with respect to the matters referred to in the proxy statement for the meeting, receipt of which is hereby acknowledged, and in the discretion of Pacific Life or its designated attorneys and proxies upon such matters as may properly come before the meeting and at any adjournment thereof.


THIS VOTING INSTRUCTION/PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST. THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE FOR THE PROPOSALS AND THE ELECTION OF THE NOMINEES AS TRUSTEES. PLEASE VOTE BY CHECKING YOUR RESPONSE.


1. Election of Trustees: Edward S. Bottum, William P. Carmichael, Thomas M. Collins, Douglas B. Fletcher, Jr., Robert E. Greeley, Harold T. Joanning, Cornelius J. Pings


        _______FOR    __________  WITHHOLD ALL

        INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL STRIKE LINE THROUGH THE NOMINEE'S NAME IN THE LIST ABOVE.)


2. To approve a new Management Agreement between the Trust and Bank of America National Trust and Savings Association in connection with the merger of BankAmerica Corporation and NationsBank Corporation.


        _______FOR    __________  AGAINST          __________  ABSTAIN


5. To approve the selection of Price Waterhouse LLP as independent auditors for the current fiscal year.


        _______FOR    __________  AGAINST          __________  ABSTAIN

This voting instruction will be voted as specified. IF NO SPECIFICATION IS MADE, THIS VOTING INSTRUCTION WILL BE VOTED FOR THE PROPOSALS AND FOR THE ELECTION OF ALL OF THE NOMINEES FOR TRUSTEES. If this voting instruction is not returned or is not returned properly executed, such votes will be cast by Pacific Life on behalf of the pertinent separate account in the same proportion as it votes shares held by that separate account for which it has received instructions from Variable Contract owners.

Contract(s):                            Receipt of the Notice of Meeting and
                                        Proxy Statement is hereby acknowledged:
                                        Dated: ____________________, 1998

Shares:  XXXXXXXXX.XXXX
                                        ----------------------------------------

                                        ----------------------------------------


All designated owners of the Variable Contract(s) shown on this voting instruction must sign hereon. If as an attorney, executor, trustee, guardian or in some representative capacity or as an officer or a corporation or partnership, please add title as such.

PLEASE VOTE, SIGN AND DATE THIS VOTING INSTRUCTION AND RETURN IT IN THE ENCLOSED ENVELOPE PROMPTLY.

First Name Middle Initial Last Name (Owner)
First Name, Middle Initial Last Name (Joint Owner)
Address
Address
City, State Zip

                           VOTING INSTRUCTION / PROXY
                            Pacific Innovations Trust
                        Mid-Cap Equity Fund (the "Fund")



The undersigned owner of a variable annuity contract ("Variable Contract") issued by Pacific Life Insurance Company ("Pacific Life") and funded by a separate account of Pacific Life, hereby instructs Pacific Life or its designated attorneys and proxies, on behalf of the separate account to vote the shares of the Fund attributable to his or her Variable Contract at the special meeting of shareholders of Pacific Innovations Trust (the "Trust"), to be held at 9:00 a.m. Eastern Time, on June 26, 1998, at the offices of the Fund, 400 Bellevue Parkway, Wilmington, Delaware, and at any adjournment thereof, in the manner directed below, with respect to the matters referred to in the proxy statement for the meeting, receipt of which is hereby acknowledged, and in the discretion of Pacific Life or its designated attorneys and proxies upon such matters as may properly come before the meeting and at any adjournment thereof.


THIS VOTING INSTRUCTION/PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST. THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE FOR THE PROPOSALS AND THE ELECTION OF THE NOMINEES AS TRUSTEES. PLEASE VOTE BY CHECKING YOUR RESPONSE.


1. Election of Trustees: Edward S. Bottum, William P. Carmichael, Thomas M. Collins, Douglas B. Fletcher, Jr., Robert E. Greeley, Harold T. Joanning, Cornelius J. Pings


        _______FOR    __________  WITHHOLD ALL


        INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL STRIKE LINE THROUGH THE NOMINEE'S NAME IN THE LIST ABOVE.)



2. To approve a new Management Agreement between the Trust and Bank of America National Trust and Savings Association in connection with the merger of BankAmerica Corporation and NationsBank Corporation.


        _______FOR    __________  AGAINST          __________  ABSTAIN


5. To approve the selection of Price Waterhouse LLP as independent auditors for the current fiscal year.


        _______FOR    __________  AGAINST          __________  ABSTAIN

This voting instruction will be voted as specified. IF NO SPECIFICATION IS MADE, THIS VOTING INSTRUCTION WILL BE VOTED FOR THE PROPOSALS AND FOR THE ELECTION OF ALL OF THE NOMINEES FOR TRUSTEES. If this voting instruction is not returned or is not returned properly executed, such votes will be cast by Pacific Life on behalf of the pertinent separate account in the same proportion as it votes shares held by that separate account for which it has received instructions from Variable Contract owners.

Contract(s):                            Receipt of the Notice of Meeting and
                                        Proxy Statement is hereby acknowledged:
                                        Dated: ____________________, 1998

Shares:  XXXXXXXXX.XXXX
                                        ----------------------------------------

                                        ----------------------------------------



All designated owners of the Variable Contract(s) shown on this voting instruction must sign hereon. If as an attorney, executor, trustee, guardian or in some representative capacity or as an officer or a corporation or partnership, please add title as such.

PLEASE VOTE, SIGN AND DATE THIS VOTING INSTRUCTION AND RETURN IT IN THE ENCLOSED ENVELOPE PROMPTLY.

First Name Middle Initial Last Name (Owner)
First Name, Middle Initial Last Name (Joint Owner)
Address
Address
City, State Zip